SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.
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PACE HEALTH MANAGEMENT SYSTEMS, INC.
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PACE HEALTH MANAGEMENT SYSTEMS, INC.
9375 Chesapeake Street, Suite 203
La Plata, Maryland 20646

NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 13, 2007

TO THE SHAREHOLDERS OF PACE HEALTH MANAGEMENT SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN, that the Special Meeting of the shareholders (the "Meeting") of Pace Health Management Systems, Inc., a corporation formed under the laws of the State of Iowa (the "Company", “we” or “us”) will be held at 10 A.M. on March 13, 2007 at the offices of Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174 , for the following purpose:

1. To approve a plan of recapitalization of the Company including (i) a reverse stock split of our Common Stock on a 1 for 20 basis; (ii) an increase in the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares; (iii) the conversion of all shares of the Company’s outstanding Series A Preferred Stock (the “Series A Preferred Stock”) into 4,584, 196 shares of Common Stock on a post reverse split basis, and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock; (iv) the reincorporation of the Company from the state of Iowa to the state of Delaware and (v) a change in the name of the Company to Conmed Healthcare Management, Inc. (we refer to this proposal as the “Plan of Recapitalization"), all of which shall be accomplished through an agreement and plan of merger (“Merger Agreement”) with our newly formed Delaware subsidiary.

2. To elect three Directors to the Board of Directors;

3. To approve the adoption of the 2007 Stock Option Plan (the “2007 Plan”); and

   4. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

A MAJORITY OF EACH CLASS OF THE COMPANY’S OUTSTANDING CAPITAL STOCK, AS APPLICABLE, HAS AGREED TO VOTE IN FAVOR OF EACH OF THE ITEMS LISTED ABOVE .

Shareholders of record at the close of business on February 15, 2007 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

By Order of the Board of Directors,

/s/ Thomas Fry
Secretary
February 26, 2007

PACE HEALTH MANAGEMENT SYSTEMS, INC.
9375 Chesapeake Street, Suite 203
La Plata, Maryland 20646

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 13 2007

This Proxy Statement is being furnished in connection with the solicitation by the board of directors of Pace Health Management Systems, Inc. (the "Company", “we” or “us”), for use at the Special Meeting (the "Meeting") of shareholders (the "Shareholders") of the Company to be held on March 13, 2007 at 10:00 A.M. at the offices of Maxim Group, LLC, 405 Lexington Avenue, New York, New York 10174 and at any adjournment or postponement thereof.

Only Shareholders of record at the close of business on February 15, 2007 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 8,316,074 shares of the Company's common stock (the "Common Shares"). Each outstanding Common Share is entitled to one vote on all matters coming before the Meeting.

As of the Record Date, there were also issued and outstanding 2,850,000 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"). Each outstanding share of Series A Preferred Stock is entitled to two votes on all matters coming before the Meeting, for a total of 5,700,000 votes.

As of the Record Date, there were also issued and outstanding 15,000 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"). The Series B Preferred Stock has no voting rights except with regard to Proposal 1, in which case its vote as a separate class is required by law . With regard to Proposal 1, the Series B Preferred has 15,000 votes.

As of the Record Date, there were also issued and outstanding 8,000 shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock"). The Series C Preferred Stock has no voting rights except with regard to Proposal 1, in which case its vote as a separate class is required by law . With regard to Proposal 1, the Series C Preferred has 8,000 votes.

All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") and the election of Directors as described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The Board of Directors has approved for submission to our shareholders the following Proposals and recommends that the Company's Shareholders vote "FOR" each of the Proposals and the election of Directors. A majority of each class of the Company’s outstanding capital stock, as applicable, has agreed to vote in favor of each of the items listed below:

1. To approve the Plan of Recapitalization of the Company including (i) a reverse stock split of our Common Stock on a 1 for 20 basis; (ii) an increase in the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares; (iii) the conversion of all shares of the Company’s outstanding Series A Preferred Stock into 4,584,196 shares of Common Stock on a post reverse split basis, and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock; and (v) a change in the name of the Company to Conmed Healthcare Management, Inc. , all of which shall be accomplished through a Merger Agreement with our newly formed Delaware subsidiary .

2. To elect three Directors;

3. To approve the adoption of the 2007 Plan; and

to act upon such other business as may properly come before the Meeting or any adjournment thereof.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Shares and Series A Preferred Stock is necessary to constitute a quorum for the transaction of business at the Meeting, and with respect to the approval of Proposal 1, the Plan of Recapitalization, a majority of the Series B Preferred Stock and Series C Preferred Stock entitled to vote is necessary as well.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal but are counted for establishing a quorum. Brokers holding Common Shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class, at a meeting at which a quorum described above is present. The election of directors requires the affirmative vote of a plurality of the votes cast at the meeting. Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that Proposal.

A majority of each class of the Company’s outstanding capital stock, as applicable, has agreed to vote in favor of each of the items listed above.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the shareholders on or about February 27, 2007.

The Company will pay all costs associated with the distribution of this Proxy Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

The Company will only deliver one Proxy Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Proxy Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Thomas Fry
Pace Health Management Systems, Inc.
9375 Chesapeake Street, Suite 203
La Plata, Maryland 20646
1-(309)-609-8460

The date of this Proxy Statement is February 26, 2007

TABLE OF CONTENTS

SUMMARY	6

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	14

PROPOSAL 1 APPROVAL OF THE PLAN OF RECAPITALIZATION	15

COMPARISON OF THE RIGHTS OF SECURITYHOLDERS	17

DESCRIPTION OF CAPITAL STOCK	26

PROPOSAL 2 ELECTION OF DIRECTORS	31

PRINCIPAL SHAREHOLDERS	35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	38

PROPOSAL 3 APPROVAL OF THE 2007 STOCK OPTION PLAN	39

Exhibit A - Merger Agreement

Exhibit B - Certificate of Incorporation, Delaware - Merger Sub

Exhibit C - Bylaws, Delaware - Merger Sub

Exhibit D - 2007 Stock Option Plan

Exhibit E - Iowa Appraisal Rights

SUMMARY

The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to "we", "us", and "our" refer to Pace Health Management Systems, Inc., a corporation formed under the laws of the State of Iowa. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

The first Proposal consists of several parts, all of which must be approved as a single proposal. Under the Plan of Recapitalization, we will:

•	reincorporate the Company into the state of Delaware pursuant to the Merger Agreement;

•	change the name of the Company from Pace Health Management Systems, Inc. to Conmed Healthcare Management, Inc;.

•
enact a reverse stock split on a 1 for 20 basis, resulting in every 20 shares of outstanding Common Stock being exchanged for one share of Common Stock, thereby reducing the number of outstanding shares of Common Stock;

•	increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares; and

•	to convert the Series A Preferred Stock (and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock) into 4,584,196 shares of Common Stock on a post reverse split basis.

We have created a subsidiary (the “Merger Sub”) under the laws of the State of Delaware and assuming shareholder approval of Proposal 1, including the Merger Agreement, we will merge into the subsidiary. All of the liabilities and assets of our company existing prior to the reincorporation will be deemed transferred, assumed and assigned to the Delaware entity. The certificate of incorporation and bylaws of the Delaware entity will become our new Certificate of Incorporation and Bylaws, and reflect the Plan of Recapitalization. Other than with respect to the amount of shares authorized for issuance by Merger Sub, the number of directors on the board of Merger Sub and the name of Merger Sub, the certificate of incorporation of Merger Sub is substantially similar to our articles of incorporation. See “Proposal 1: Approval of the Recapitalization - Comparison of Rights of Securityholders" for a discussion of differences in our charter documents and state law

Assuming the first Proposal is approved by shareholders, it will not be necessary for our shareholders, a term we use to distinguish the security-holders of our Company from the post reincorporation/Plan of Recapitalization (to whom we refer as "stockholders"), to send us their certificates for shares of our common stock.

We are also seeking approval for the election of three persons, namely John Pappajohn, Richard Turner and Edward B. Berger to our Board of Directors. See " - Election of Directors."

We are also seeking approval for the adoption of the 2007 Plan. See "Proposal 3 - Approval of the 2007 Stock Option Plan."

Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class, at a meeting at which a quorum described above is present. The election of directors requires the affirmative vote of a plurality of the votes cast at the meeting. Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on this Proposal.

AT LEAST A MAJORITY OF EACH CLASS OF THE COMPANY’S OUTSTANDING CAPITAL STOCK
HAS AGREED TO VOTE IN FAVOR OF EACH OF THE ITEMS LISTED ABOVE

QUESTION AND ANSWER SUMMARY: ABOUT THE PLAN OF RECAPITALIZATION

WHO ARE WE MERGING WITH?

We are merging with Conmed Healthcare Management, Inc., a wholly-owned Delaware corporation to which we refer as Merger Sub.

HAS THE BOARD OF DIRECTORS APPROVED THE PLAN OF RECAPITALIZATION AND THE MERGER ?

Yes. The Plan of Recapitalization, including the Merger, was approved by the Board on January 15, 2007. The Merger Agreement was executed on February 14, 2007. Our board of directors has approved the Merger Agreement and all transactions and developments contemplated thereby and resolved to seek approval of our shareholders.

HOW WILL THE PLAN OF RECAPITALIZATION WORK ?

The Merger itself will be a very simple, straight-forward transaction. We will merge with and into Merger Sub and cease to exist as a separate Iowa entity. Merger Sub will be the surviving corporation. As a result of the Merger, our name will change to Conmed Healthcare Management, Inc. As part of the Plan of Recapitalization, we will also:

•
enact a reverse stock split on a 1 for 20 basis, resulting in every 20 shares of outstanding Common Stock being exchanged for one share of Common Stock, thereby reducing the number of outstanding shares of Common Stock. This will be done in the process of converting your shares of common stock in the Iowa corporation into shares of common stock in the Delaware corporation.

•
We will also increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares; the number of authorized shares of Preferred Stock will remain at 5,000,000 shares; these amounts will be set forth in the certificate of incorporation for the Delaware corporation.

•	We will convert the Series A Preferred Stock (and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock) into 4,584,196 shares of Common Stock on a post reverse split basis;

•
We will also convert the Series B Preferred Stock and Series C Preferred Stock pursuant to its terms into shares of Common Stock; the terms of the Series B Preferred Stock and Series C Preferred Stock provide for this conversion, and it will occur automatically upon effectiveness of the Plan of Recapitalization.

DO I HAVE THE RIGHT TO VOTE ON THE PLAN OF RECAPITALIZATION ?

Yes, you do. That is the main purpose of this Proxy Statement. Although a majority of each class of our equity securities has agreed to vote in favor of the Plan of Recapitalization, we are soliciting your vote in favor of the Plan of Recapitalization.

IS YOUR FINANCIAL CONDITION RELEVANT TO MY DECISION WHETHER TO VOTE FOR THE PLAN OF RECAPITALIZATION?

No, we do not believe that it is. The business of our company will not change solely as a result of the Plan of Recapitalization. We are not paying any finders' fees, brokers' fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us with respect to the Plan of Recapitalization . At least a majority of each class of the Company’s outstanding capital stock has agreed to vote in favor of the Plan of Recapitalization, thus, if you disagree with the Plan of Recapitalization, your only remedy is to exercise your appraisal rights, as further described below.

HOW DO I EXCHANGE MY SHARES OF COMMON STOCK?

You do not. If you do not exercise your appraisal rights (as further described below) your shares will automatically be converted into shares of common stock of Merger Sub. You have the right to vote on the Plan of Recapitalization and the Merger, but there is no step that you are required to take.

HOW MANY SHARES WILL I HAVE AFTER THE PLAN OF RECAPITALIZATION?

You will own one share for every twenty shares of common stock owned by you prior to the Plan of Recapitalization. For an explanation of the reasoning behind this conversion ratio, please see “Description of Capital Stock; Conversion Ratio.” Immediately following the Plan of Recapitalization, the holders of Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock have agreed to convert their shares of preferred stock into shares of Common Stock of the Merger Sub.

WHAT IS THE CONVERSION RATIO FOR COMMON SHARES?

The conversion ratio will be 1-for-20. For an explanation of the reasoning behind this conversion ratio, please see “Description of Capital Stock; Conversion Ratio.”

WHAT ARE THE BENEFITS OF THE REINCORPORATION?

The purpose of the reincorporation is to change the state of our incorporation of from Iowa to Delaware. The reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "DGCL") rather than by the Iowa Business Corporation Act (which we refer to as the "IBCA").

The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our shareholders are outlined below:

•
The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

•	The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

•	Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs; and

•
The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance and managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see "Comparison of Rights of Security-holders" below.

WHAT ARE THE DISADVANTAGES OF THE REINCORPORATION?

Despite the belief of our board that the reincorporation is in the best interests of our company and that of our shareholders, the IBCA and the DGCL differ in some respects. The DGCL may not afford stockholders the same rights as the IBCA. On balance, however, we believe it is favorable for us to reincorporate in Delaware.

WHAT IS THE EFFECT OF THE REINCORPORATION ON OUR COMPANY?

The Plan of Recapitalization has been unanimously approved by our board of directors, based on the Merger Agreement attached hereto as EXHIBIT A. If we receive approval for the proposal to adopt the Merger Agreement, the Merger will become effective when a certificate of merger and articles of merger are filed with the Secretary of State of Delaware and the Secretary of State of Iowa, respectively. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger:

•	We will merge with and into Merger Sub, with Merger Sub being the surviving corporation;

•	We will cease to be governed by the IBCA and will be governed by the DGCL; and

•	Merger Sub will be governed by its certificate of incorporation and bylaws, which we have attached as EXHIBIT B and EXHIBIT C to this proxy statement.

The reincorporation is subject to conditions, including the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class.

WHAT IS THE EFFECT OF THE REINCORPORATION ON THE HOLDERS OF OUR SECURITIES?

At the effective time of the Merger, all our securities will be converted into securities of Merger Sub. At the effective time of the Merger, the conversion will occur as follows:

All of our common stock will be converted into shares of common stock, $.0001 par value, of Merger Sub, at a conversion ratio of 1 for 20; for an explanation of the reasoning behind this conversion ratio, please see “Description of Capital Stock; Conversion Ratio.”

Each share of Merger Sub common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders"). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the NASD OTC Bulletin Board under the symbol "PCSE." Following the effective date of the Plan of Recapitalization, shares of common stock of Merger Sub will be traded on the over-the-counter market under a symbol to be assigned to Merger Sub by NASD Market Operations, which the Company may not know prior to mailing this proxy statement to its stockholders. The Company will publicly disseminate the new ticker symbol for the Merger Sub common stock.

WILL THE CHARTER DOCUMENTS BE AMENDED IN THE MERGER?

Other than with respect to the amount of shares authorized for issuance, the number of directors and the name of the Company, Merger Sub's certificate of incorporation will not be materially different from that of our articles of incorporation.

HOW DO THE RIGHTS OF STOCKHOLDERS COMPARE BEFORE AND AFTER THE REINCORPORATION?

We are organized as a corporation under the laws of Iowa. After the reincorporation, we will be a corporation incorporated under the laws of Delaware. As an Iowa corporation, we are governed by; the IBCA, our articles of incorporation and our bylaws. As a Delaware corporation we will be governed by; the DGCL, Merger Sub's certificate of incorporation, attached to proxy statement as EXHIBIT B, as may be further amended from time to time and Merger Sub's bylaws, attached to this proxy statement as EXHIBIT C, as may be further amended from time to time.

Certain material differences between the applicable Iowa and Delaware law and among these documents are summarized below. The comparison of certain rights of our stockholders before and after the reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Iowa law, Delaware law, Merger Sub's certificate of incorporation, Merger Sub's bylaws, and our articles of incorporation and our bylaws, copies of which may be obtained from us by writing us at 9375 Chesapeake Street, Suite 203, La Plata, Maryland 20646, attention: Thomas Fry, Secretary.

WILL THE SHARES TO BE ISSUED IN THE MERGER BE FREELY TRADING?

The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of Merger Sub. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

WHEN DO YOU EXPECT THE PLAN OF RECAPITALIZATION TO BE COMPLETED?

We hope to complete the Plan of Recapitalization on or around March 15, 2007, or as soon as practicable thereafter, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

WHAT ARE THE TAX CONSEQUENCES OF THE MERGER ITSELF?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of common stock in our company into shares of common stock in Merger Sub pursuant to the Merger. We believe, but cannot assure you, that there will be no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

WHAT REMEDY DO I HAVE IF I DID NOT VOTE FOR THE MERGER?

Iowa law requires the provision of appraisal rights in this situation as more fully set forth in the section entitled "Appraisal Rights".

WHAT DO I NEED TO DO IN ORDER TO VOTE?

After reading this document, you will need to execute the Proxy Card provided to you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have questions about the Merger or our business, you should contact Thomas Fry, Chief Financial Officer of Pace, at:

Pace Health Management Systems, Inc.
9375 Chesapeake Street, Suite 203
La Plata, Maryland 20646
Telephone No.: 1-(309)-609-8460

QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

Our board of directors is asking shareholders to consider three items at this Special Meeting of Shareholders:

•   To approve the Plan of Recapitalization;

•   To elect Directors; and

•   To adopt the 2007 Plan.

WHAT ARE THE MAIN TERMS OF THE PLAN OF RECAPITALIZATION?

The Plan of Recapitalization consists of several matters, but is one single Proposal for the vote of shareholders:

•	to reincorporate the Company into the state of Delaware pursuant to the Merger Agreement;

•	to change the name of the Company from Pace Health Management Systems, Inc. to Conmed Healthcare Management, Inc;.

•
to enact a reverse stock split on a 1 for 20 basis, resulting in every 20 shares of outstanding Common Stock being exchanged for one share of Common Stock, thereby reducing the number of outstanding shares of Common Stock;

•	to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares;

•	to convert the Series A Preferred Stock (and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock) into 4,584,196 shares of Common Stock on a post reverse split basis.

We are currently incorporated in the state of Iowa and therefore are governed by Iowa law. As we will not operate in Iowa in the future, and since the State of Delaware has a large and well-settled body of law governing corporations, we are proposing the merger with Merger Sub to reincorporate under Delaware law. We need at least the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class, to approve the Plan of Recapitalization and the Merger Agreement for it to be adopted. If the Plan of Recapitalization is approved:

•   We will merge with and into Merger Sub, a Delaware corporation. Merger Sub will be the surviving corporation in the merger.

•   We will do business under the name of "Conmed Healthcare Management, Inc."

•   We will be governed by Delaware law and by the certificate of incorporation and bylaws of Merger Sub, which are substantially similar to our articles of incorporation and bylaws and are attached to this proxy statement as EXHIBIT B and EXHIBIT C, respectively. The new certificate of incorporation reflects the reverse stock split, name change and increase in the authorized shares. Assuming the Plan of Recapitalization is approved, the new Certificate of Incorporation will not include any provision for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as each will automatically convert into shares of Common Stock. A vote in favor of the Plan of Recapitalization is a vote for the Merger Agreement with our Delaware subsidiary.

DO I NEED TO SURRENDER MY SHARES OF COMMON STOCK FOR NEW SHARES?

    If the Plan of Recapitalization is approved, you do not need to submit your existing shares of Common Stock for new share certificates. Our transfer agent will be advised of the Plan of Recapitalization and our stock records will be revised accordingly.

WHO CAN VOTE AT THE MEETING?

Our board of directors has set February 15, 2007 as the Record Date for the Meeting. Only Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 8,316,074 Common Shares. Each outstanding Common Share is entitled to one vote on all matters properly coming before the Meeting. As of the Record Date, there were issued and outstanding 2,850,000 shares of Series A Preferred Stock. Each outstanding share of Series A Preferred Stock is entitled to two votes on all matters properly coming before the Meeting. As of the Record Date, there were issued and outstanding 15,000 shares of Series B Preferred Stock. Outstanding shares of Series B Preferred Stock are entitled to attend the Meeting and to cast one vote each on Proposal 1. Holders of the Series B Preferred Stock are not entitled to vote upon the election of Directors or on the proposal for the 2007 Plan. As of the Record Date, there were issued and outstanding 8,000 shares of Series C Preferred Stock. Outstanding shares of Series C Preferred Stock are entitled to attend the Meeting and to cast one vote each on Proposal 1. Holders of the Series C Preferred Stock are not entitled to vote upon the election of Directors or on the proposal for the 2007 Plan.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

To have a quorum, we need at least a majority of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld; shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

THE PLAN OF RECAPITALIZATION

Approval of the Plan of Recapitalization requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class, at a meeting at which a quorum described above is present. The Plan of Recapitalization will be accomplished through the Merger Agreement, and therefore, the proposal regarding the Plan of Recapitalization is also a vote upon the Merger Agreement.

ELECTION OF DIRECTORS

The election of directors, provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, requires the affirmative vote of a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The Series B Preferred Stock and the Series C Preferred Stock are not entitled to vote on this proposal.

ADOPTION OF 2007 PLAN

The approval of the adoption of the 2007 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that Proposal. The Series B Preferred Stock and the Series C Preferred Stock are not entitled to vote on this proposal.

AT LEAST A MAJORITY OF EACH CLASS OF THE COMPANY’S OUTSTANDING CAPITAL STOCK
HAS AGREED TO VOTE IN FAVOR OF EACH OF THE ITEMS LISTED ABOVE.

WHAT ELSE DO I NEED TO KNOW?

If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Votes cast by proxy will be tabulated by an automated system administered by Wells Fargo Shareowner Services, our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.

It is possible that the assumptions made by us for purposes of such forward-looking statements may not be valid and that the results may not materialize. These risks, uncertainties and contingencies include, but are not limited to, the following:

•	Our agreements with clients generally may be terminated by the clients for any reason and on short notice;

•
Our revenue expectations may not be achieved due to cancelled contracts or failure to obtain new business, the demand for our services may decrease and the pricing of our services may become less favorable;

•	Our ability to maintain existing contracts and acquire additional contracts may be limited if we are unable to obtain required bonds in certain counties for which we provide our services.

•	Slowdown of overall economic conditions;

•	A reduction in government tax receipts, which may result in lower demand for our services;

•	A county government may file for bankruptcy or not be able to collect adequate receipts in order to pay its financial obligations;

•	We may not be able to grow our market share or increase revenue;

•	We may not be able to expand our services offerings and current lines of business such as the repricing of healthcare claims for county detention center inmates;

•	Costs for healthcare may exceed the budgeted amounts, causing operational losses;

•	Loss of key personnel could adversely impact the business;

•	Our inability to recruit physicians and nurses at competitive rates could adversely impact the business;

•	We could suffer an adverse impact if our employees or contractors became unionized; and

•	We could experience certain catastrophic events and/or incur significant litigation.

We caution you not to place undue reliance on these forward-looking statements. Such forward-looking statements relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future changes make it clear that any projected results or events expressed or implied therein will not be realized. You are advised, however, to consult any further disclosures we make in future public statements and press releases.

PROPOSAL 1

APPROVAL OF THE PLAN OF RECAPITALIZATION

DESCRIPTION OF THE PLAN OF RECAPITALIZATION AND CERTAIN TRANSACTIONS
LEADING UP TO THE PLAN OF RECAPITALIZATION

Background of the Plan of Recapitalization

On January 15, 2007, the Board of Directors approved the Proposals, including the Proposal regarding the Plan of Recapitalization. The Plan of Recapitalization was adopted in order to satisfy our obligations under agreements related to our recently completed private placement offering, as well in light of our recent acquisition of ConMed, Inc., a Maryland corporation (as further described below), and our transformation from a shell company into an operating company. The Board believes that the Plan of Recapitalization is in the best interests of the shareholders of the Company.

The Board recommends that shareholders vote in favor of the Plan of Recapitalization because it believes that the Plan of Recapitalization, once effected, will more accurately reflect the value of the Company and its current operations. In order to consummate the Plan of Recapitalization, assuming it is approved by our shareholders, we will effect the Merger Agreement with our newly created, wholly owned Merger Sub. The Board has, as part of the process of approving the Plan of Recapitalization, approved the Merger Agreement. The Plan of Recapitalization must be approved or rejected in its entirety. Shareholders are neither requested nor allowed to vote upon the separate components of the Plan of Recapitalization.

On January 26, 2007, we consummated the acquisition (the “Acquisition”) of ConMed, Inc., a privately held Maryland corporation. We had entered into a Stock Purchase Agreement (“Agreement”) with ConMed, Inc., (“ConMed”) and all of its stockholders (the “ConMed Stockholders”), whereby we acquired 100% ownership of ConMed. The ConMed Stockholders collectively owned 100% of the issued and outstanding capital stock of ConMed (the “ConMed Common Stock”). ConMed is now our wholly-owned subsidiary.

As consideration in full for the sale of the ConMed Common Stock, we paid to the ConMed Stockholders an aggregate of $10,000,000 consisting of (i) $8,000,000 in cash (the “Cash Consideration”), minus a deposit of $250,000 paid to the ConMed Stockholders pursuant to an extension agreement on January 12, 2007 and (ii) 8,000 shares of our Series C Preferred Stock (collectively, the “Purchase Price”). In addition, we approved the issuance, subject to shareholder approval, of a total of 1,503,000 employee options in exchange for the cancellation of all existing employee options of ConMed. We utilized the proceeds of a Private Placement (described below) to pay the Cash Consideration to the shareholders of ConMed. Upon the execution of the Agreement on August 2, 2006, we had also paid to the ConMed Stockholders a non-refundable cash deposit of $250,000. This $250,000 was released to the ConMed stockholders upon expiration of the original Agreement by its terms on October 31, 2006.

On January 26, 2007, concurrently with the Acquisition, we consummated a private offering (the “Private Placement”) to “accredited investors”, of an aggregate of $15,000,000 of units (“Units”), each Unit consisting of (1) 100 shares of Series B Preferred Stock, (2) a common stock purchase warrant entitling the holder to purchase up to 10,000 shares of Common Stock at an exercise price equal to $0.30 per share and (3) a common stock purchase warrant entitling the holder to purchase up to 3,320 shares of Common Stock at an exercise price equal to $2.50 per share. The Units were sold for a price of $100,000 per Unit.

Under the terms of the Private Placement, we agreed that the Company would effect the following corporate matters to reorganize and recapitalize the Company:

•	reincorporate in Delaware via the Merger Agreement;

•	change our name to more accurately reflect our new business as a result of the acquisition of ConMed, Inc. a privately held company;

•
an increase in the authorized Common Stock from 20,000,000 to 40,000,000 shares to accommodate the issuance of new securities and conversion of all our outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into Common Stock;

•	to convert the Series A Preferred Stock (and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock) into 4,584,196 shares of Common Stock on a post reverse split basis; and

•	a reverse split of our outstanding Common Stock on a 1-for-20 basis.

The components of the Plan of Recapitalization (i) are required in order to satisfy our obligations under the Private Placement; (ii) are beneficial to us as a company in the business judgment of our board of directors; and (iii) are required for us to transition from our previous status as a publicly traded shell company into an operating company. For example, investors requested that we agree to obtain approval for reincorporating in Delaware, and given that state’s well-settled body of law dealing with corporations, it is also sensible for us, going forward as an operating company, to effect this reincorporation from an operational perspective. Further, as a result of the conversion terms of the Series B Preferred Stock and Series C Preferred Stock, we are required to increase our authorized shares of Common Stock in order to have enough shares available for the conversion.

We will accomplish the Plan of Recapitalization by merging with Merger Sub. The Merger Sub has no business activities and was formed solely to consummate the Merger Agreement. The Agreement and Plan of Merger is referred to in this Proxy Statement as the Merger Agreement. Many of the terms of the Plan of Recapitalization, such as the increase in authorized capital stock, and the change in name, will be reflected in the charter documents of the Merger Sub.

Our board has recommended that our state of incorporation be changed from Iowa to Delaware. Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware.

The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into Merger Sub, our separate corporate existence shall cease, and Merger Sub shall continue as the surviving corporation of the merger (the "Merger"). In the Merger, every twenty issued and outstanding shares of our common stock shall be converted into one share of common stock of Merger Sub with no action required on the part our shareholders. This step will constitute the reverse stock split.

 COMPARISON OF THE RIGHTS OF SECURITYHOLDERS

GENERAL

The Board has recommended that the Company's state of incorporation be changed from Iowa to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

Assuming Shareholder approval of the Plan of Recapitalization and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Iowa, the Company will be merged with and into Merger Sub pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "DGCL") and the Certificate of Incorporation and Bylaws set forth in EXHIBIT B and EXHIBIT C, respectively.

Upon the effective time of the Plan of Recapitalization,

•	each outstanding share of Common Stock of the Company will automatically be converted into common stock of Merger Sub, on a 1-for-20 ratio;

•	each share of Series A Preferred Stock will automatically be converted into common stock of Merger Sub on a 1.59450-for-1 ratio (after giving effect to the 1-for-20 conversion ratio set forth above);

•	each share of Series B Preferred Stock will automatically be converted into common stock of Merger Sub on a 400-for-1 ratio(after giving effect to the 1-for-20 conversion ratio set forth above); and

•	each share of Series C Preferred Stock will automatically be converted into common stock of Merger Sub on a 100-for-1 ratio (after giving effect to the 1-for-20 conversion ratio set forth above).

As described elsewhere in this proxy statement, outstanding derivatives to purchase Common Shares will be converted into derivatives to purchase the shares of the common stock of Merger Sub.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF MERGER SUB. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Board believes that the Plan of Recapitalization will provide greater flexibility for both the management and business of the Company.

Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

The Company is an Iowa corporation and the Iowa Business Corporation Act (the "IBCA") and the Articles of Incorporation and the Bylaws of the Company govern the rights of its shareholders. Merger Sub is a Delaware corporation and the rights of it shareholders are governed by the DGCL and the Certificate of Incorporation and Bylaws of Merger Sub.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF IOWA AND DELAWARE

DIFFERENCES RELATED PRIMARILY TO CHARTER DOCUMENTS

AUTHORIZED CAPITAL

THE COMPANY. The authorized capital stock of the Company consists of 20,000,000 shares of no par value Common Stock (the "Common Shares") and 5,000,000 shares of preferred stock, $.01 value per share, divided into three series, Series A, of which there are 2,875,000 shares outstanding, Series B, of which there are 15,000 shares outstanding, and Series C, of which there are 8,000 shares outstanding. There are 8,316,074 Common Shares issued and outstanding as of the Record Date.

MERGER SUB. The authorized capital stock of Merger Sub consists of 40,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 5,000,000 shares of blank check preferred stock, par value $0.0001 per share (the "Blank Check Preferred Stock"). As of the date of the Merger Agreement, Merger Sub's issued and outstanding share capital consisted of one share of Common Stock. Merger Sub's certificate of incorporation (the "Certificate") authorizes its board of directors to issue shares of Blank Check Preferred Stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series (see "Proposal 1: Approval of the Merger - Description of Securities").

Upon approval by our shareholders of the Plan of Recapitalization, all series of our currently outstanding preferred stock will automatically convert into Common Stock, and no shares of preferred stock will be issued and outstanding at that time.

VOTING POWER OF COMMON STOCK

THE COMPANY. Each holder of Common Shares has the right to cast one vote for each such Common Share held of record on all matters voted on by the Shareholders, including the election of directors. Shareholders have no cumulative voting rights.

MERGER SUB. Each holder of shares of Common Stock has the right to cast one vote for each share of Common Stock held of record on all matters voted on by the Stockholders, including the election of directors. Stockholders have no cumulative voting rights.

BOARD OF DIRECTORS

THE COMPANY. The Company's charter requires that between 3 and 7 directors shall serve on its board. The Company's board presently consists of two (2) directors. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.

MERGER SUB. Merger Sub's bylaws do not require that a specific number of directors shall serve on its board, however, its bylaws allow up to seven (7) directors to serve on its board. Merger Sub's board presently consists of two (2) directors. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by a plurality of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors. Any vacancies may be filled by the vote of a majority of the board of directors, and any such person elected to fill a vacancy shall serve as a director until the next annual meeting of stockholders.

DIFFERENCES RELATED PRIMARILY TO STATE LAW

ACTION BY DIRECTORS WITHOUT A MEETING

Iowa and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. More specifically, Iowa law provides that, except to the extent that a corporation’s articles of incorporation or bylaws require that all action or certain actions be taken at a meeting, action required or permitted to be taken by a corporation’s board of directors may be taken without a meeting if each director signs a consent describing the action to be taken and delivers it to the corporation. Delaware law contains a similar provision and, thus, written actions by the directors of Merger Sub must be unanimous.

CONFLICTS OF INTEREST

Under both Iowa law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest; provided, however, that, under Iowa law, the transaction must be authorized, approved, or ratified by more than one disinterested director. Both Delaware and Iowa law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

NUMBER OF DIRECTORS

Iowa law provides that a corporation must have a board of directors consisting of one or more individuals, the number of which shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Bylaws and the Articles of Incorporation of the Company, the number of directors shall be no more than seven nor less than three. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of Merger Sub, the number of directors shall be the number last elected by a majority vote of the shareholders which shall not be less than one nor more than seven directors.

CLASSIFIED BOARD OF DIRECTORS

Both Iowa and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Iowa law does not limit the number of classes. Neither the Company nor Merger Sub currently has a classified board of directors and the Certificate of Incorporation and the Bylaws of Merger Sub do not provide for a classified board of directors.

REMOVAL OF DIRECTOR

Under Iowa law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if cumulative voting is authorized, if the number of votes sufficient to elect that director under cumulative voting is voted in favor of the director’s removal. If a director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director. A director may always be removed for cause. A director may also be removed through judicial process upon a finding that (1) the director engaged in fraudulent conduct with respect to the corporation or its shareholders, grossly abused the position of director, or intentionally inflicted harm on the corporation; and (2) considering the director’s course of conduct and the inadequacy of other available remedies, removal would be in the best interest of the corporation. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The Bylaws of Merger Sub provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.

VACANCIES ON BOARD OF DIRECTORS

Under Iowa law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by (a) majority vote of the shareholders at a meeting (or by taking action without meeting as allowed under Iowa law); (b) majority vote of the board of directors at a meeting (or by taking action without meeting as allowed under Iowa law); or (c) if the directors remaining in office constitute fewer than a quorum of the board, then the vacancy may be filled by the affirmative vote of a majority vote of all directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is to be filled by a vote of the shareholders. Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of Merger Sub provides that a vacancy on the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, and not by the stockholders.

INTERESTED DIRECTOR

Under Iowa law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Iowa law and Delaware law. Under both Iowa law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been "fair." The Merger Sub’s Certificate of Incorporation provides for stockholder ratification of such contracts at annual or special meetings of the Merger Sub’s stockholders.

STANDARD OF CONDUCT FOR DIRECTORS

IOWA. Iowa law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and when becoming informed in connection with their decision-making function or devoting attention to their oversight function, with the care an ordinarily prudent person in a like position would reasonably believe to be appropriate under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

DELAWARE. Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Iowa law provides for mandatory indemnification of directors in the case where a director is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation. In addition, a corporation may indemnify a director or officer against liability incurred in a proceeding if either (a) the director or officer acted in good faith; and (b) the director or officer reasonably believed that the conduct was in or at least not opposed to the best interest of the corporation; or (c) the director or officer engaged in conduct for which broader indemnification has been made permissible under a corporation’s articles of incorporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person’s conduct was unlawful. Iowa law generally does not allow indemnification in connection with a proceeding with respect to conduct for which a director or officer receives a financial benefit for which he or she was not entitled, whether or not the director or officer was acting in his or her official capacity. A director or officer can also not be indemnified in connection with a proceeding by or in the right of the corporation, except for reasonable expenses if it is determined that the director or officer has met the relevant standard of conduct. Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of stockholders or disinterested directors or otherwise. In this way, the provision in Delaware law is broader than that in Iowa law. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Bylaws of the Company provide for indemnification to the fullest extent provided by Iowa law. The Charter and Bylaws of Merger Sub also provide for indemnification to the fullest extent permitted by Delaware law.

LIMITATION OF LIABILITY

Iowa law provides that a director or officer shall not be liable to the corporation or its shareholders for any decision as director to take or not to take action, or any failure to take any action, unless the party asserting liability in a proceeding establishes both (1) that the provisions of the corporation’s articles of incorporation do not preclude liability; and (2) that the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision that the director or officer did not reasonably believe to be in the best interest of the corporation, (c) a decision made by the director or officer while the director or officer was not informed of the situation to an extent that the director reasonably believed appropriate in the circumstances, (d) a decision made with lack of objectivity due to the director of officer’s familial, financial, or business relationship, or lack of independence due to domination or control by, another person having a material interest in the transaction which dominion or control could reasonably be expected to have affected the director’s judgment and a showing that the transaction was not in the best interest of the corporation, (e) the director or officers sustained failure of his or her oversight duties, (f) receipt of a financial benefit to which the director or officer was not entitled, or (g) any other breach of the director’s duties to deal fairly with the corporation and its shareholders. The Company's Articles of Incorporation provide that, to the fullest extent permitted by the IBCA, a director that shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors' fiduciary duty. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Merger Sub's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

TREASURY SHARES

Iowa law provides that a corporation may acquire its own shares but any shares acquired shall constitute authorized but unissued shares. Under the DGCL, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

AMENDMENT OF ARTICLES OF INCORPORATION AND CERTIFICATE OF INCORPORATION

IOWA. In general, if a corporation has issued shares, an amendment to its articles of incorporation must be adopted by the corporation’s board of directors and submitted to the shareholders for approval. The board must also transmit to the shareholders, a recommendation that the shareholders approve the amendment, unless the board of directors makes a determination that, because of conflicts of interest or other special circumstances, it should not make such recommendation. Approval of the amendment requires the approval of the shareholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists, and, if any class or series of shares is entitled to vote as a separate group, at a meeting at which a quorum of the voting group consisting of at least a majority of the votes entitled to be cast on the amendment by that voting group exists.

DELAWARE. The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL. Merger Sub's Certificate of Incorporation does not so provide.

AMENDMENT OF BYLAWS

IOWA. A corporation’s shareholders may amend or repeal a corporation’s bylaws. A corporation’s board of directors may amend or repeal the bylaws unless either (1) the corporation’s articles of incorporation reserves that power, in whole or in part, to the corporation’s shareholders, or (2) the shareholders amendment, repealing or adopting a bylaw expressly provide that the board of directors shall not amend, repeal, or reinstate that bylaw. The Company’s bylaws provide that the board may amend or repeal and issue new bylaws.

DELAWARE. Under the DGCL, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. Merger Sub's bylaws provide that the directors may amend the bylaws, but this power does not alter the power of the Stockholders to also amend the bylaws. The Merger Sub’s charter allows the Merger Sub’s directors to amend or repeal, without a vote of the stockholders, the Merger Sub’s bylaws.

SHAREHOLDER ACTION

Under both the Iowa Act and Delaware Law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the shareholders. Under Iowa law, the action must generally be approved by a majority of the votes at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the disposition exists. Delaware law generally requires that approval by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor Merger Sub's Certificate contains such a provision.

SHAREHOLDERS' ACTION WITHOUT A MEETING

Under Iowa law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all holders of outstanding shares having not less than ninety percent of the votes entitled to be cast at a meeting at which all shares entitled to vote on the action were present and voted, and a publicly-held company cannot provide for a lower threshold in its articles of incorporation. This power can be restricted by a corporation's articles of incorporation. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of the written consent. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Merger Sub's Certificate does not contain any such restriction, so actions may be adopted by a written consent signed by the holders of shares that would have been required to vote in favor of the proposed action at a meeting of stockholders.

ANNUAL MEETINGS

IOWA. Iowa law requires a corporation to hold an annual meeting at a time stated in or fixed in accordance with the corporation’s bylaws. According to the Company's bylaws, the Board of Directors shall call Annual Meetings of the Company's shareholders.

DELAWARE. The DGCL provides that Annual Meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. Neither the Certificate nor the Bylaws amend or supplement the foregoing.

DIVIDENDS

Generally, a Iowa corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having superior rights to those receiving the distribution. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

BUSINESS COMBINATION RESTRICTIONS

Both Iowa and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bid which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. The Iowa statute provides that an issuing public corporation (as described above with respect to the Iowa control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of ten percent or more of the voting stock of that corporation (i.e., an interested stockholder) for a period of three years following the date that the person became a ten percent stockholder (the share acquisition date) unless, prior to that share acquisition date, (a) the corporation’s board of directors approved the transaction; (b) the shareholder acquired more than eighty-five percent of the corporation’s outstanding stock; or (c) the business combination was approved by disinterested shareholders by a two-thirds margin. Similarly, in Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85 percent of the outstanding shares of voting stock. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Iowa statute does not have a comparable provision. Both the Iowa and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Certificate of Incorporation nor the Bylaws of the Company contain such an "opt out" provision. Similarly, neither the Articles of Incorporation nor the Bylaws of Merger Sub contain such an "opt out" provision.

OTHER ANTI-TAKEOVER PROVISIONS

Both Iowa and Delaware law permit the use of the “poison pill” defense against hostile acquisition transactions. Iowa law also authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may best be served by the continued independence of the corporation. Delaware law does not have a similar provision.

VOLUNTARY AND JUDICIAL DISSOLUTION

Iowa and Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Iowa law further provides that the board shall not make such recommendation if a conflict of interest or other special circumstance exists and communicates the basis for its determination to the shareholders. Delaware law provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

Iowa law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock and either irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner that is oppressive to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; or (d) there is a case of misapplication or waste of corporate assets. Delaware law provides that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

INSPECTION OF SHAREHOLDER LISTS

Under Iowa law, a corporation is required to prepare a shareholder list within two days of fixing a record date for a meeting. The list must be made available from this time up and through the meeting. A shareholder or a shareholder’s agent or attorney, is entitled on written demand, to inspect and to copy the list during regular business hours and at the person’s expense, during the period that the list is available for inspection. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS.

In some circumstances under Iowa law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Iowa law, in general, affords appraisal rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation. Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Merger Sub Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). Similarly, under Iowa law, appraisal rights are not available for holders of shares listed on a national securities exchange or held of record by more than 2,000 shareholders and the outstanding shares of such class or series has a market value of at least twenty million dollars. The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Iowa procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

Section 490.1302 of the IBCA grants any shareholder of the Company of record on February 15, 2007 who objects to the Plan of Recapitalization the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time.

REQUIREMENTS FOR EXERCISING APPRAISAL RIGHTS

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 9375 Chesapeake Street, Suite 203, La Plata, Maryland 20646 , Attention: Richard Turner, Chief Executive Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of appraisal rights. A vote against the Merger is not necessary for the shareholder to exercise appraisal rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of Merger Sub Holding Corporation when and if the Merger is consummated. Any shareholder contemplating the exercise of these appraisal rights should review carefully the provisions of Sections 490.1302, 490.1321, 490.1322 and 490.1323 of the IBCA, particularly the procedural steps required to perfect such rights. SUCH APPRAISAL RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 490.1321 and 490.1323 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 490.1321 and 490.1323 IS ATTACHED AS PART OF EXHIBIT E.

NOTICE OF PROCEDURE

If and when the proposed Plan of Recapitalization is approved by shareholders of the Company and the Plan of Recapitalization is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Plan of Recapitalization a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 490.1320 through 490.1329 of the IBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

SUBMISSION OF SHARE CERTIFICATES

To receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 40 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Iowa law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder's notice of intent to demand payment.

PURCHASE OF DISSENTING SHARES

After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 490.1320 through 490.1329 of the IBCA.

ACCEPTANCE OR SETTLEMENT OF DEMAND

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 40 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH FORTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 30 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

COURT DETERMINATION

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Sections 490.1321 and 490.1323 of the IBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company's shares means the fair value of the shares immediately before the Effective Time. Under Section 490.1302 of the IBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

ABANDONMENT OF MERGER

Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) shareholders exercise appraisal rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's shareholders fail to approve the Merger, the Company would remain an Iowa corporation.

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of Merger Sub consists of 40,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Upon completion of the Merger, there will be 11,800,000 shares of common stock issued and outstanding and no shares of Preferred Stock outstanding. All currently-outstanding shares of our preferred stock will convert into shares of common stock of Merger Sub in the Merger, and no preferred stock will be issued and outstanding after such time.

The following is a summary of some of the provisions of Merger Sub's Common Stock and of its certificate of incorporation and assumes the Merger and Plan of Recapitalization has occurred and that all Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock has converted into shares of Common Stock.

Common Stock

The holders of the Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the board out of funds legally available therefor. In the event of the Company's liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

Our certificate of incorporation authorizes the issuance of up to 5,000,000 shares of blank check preferred stock, the rights, privileges and preferences of which may be designated by our board of directors from time to time. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, or other rights that could adversely affect the rights of our stockholders. These shares may have rights which are senior to our common stock. Preferred stock may be issued in the future in connection with acquisitions, finances or such other matters as our board of directors deems to be appropriate. In the event that any such shares of preferred stock shall be issued, a certificate of designation, setting forth the series of such preferred stock and the relative rights, privileges and designations with respect thereto, shall be filed with the Secretary of State of the State of Delaware. The effect of such preferred stock is that our board of directors alone may authorize the issuance of preferred stock which could have the effect of making more difficult or discouraging an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.

There are currently no plans, understandings or arrangements for the sale or issuance of any shares of our preferred stock.

Warrants and Options

Existing Warrants @ $0.30 per share

On October 24, 2005, the Company issued 750,000 warrants to purchase Common Stock. Of these warrants, 600,000 were issued to John Pappajohn and the remaining 150,000 warrants were issued to his designees. The warrants were issued as compensation for past services rendered and all warrants were immediately vested. The warrants have an exercise price of $0.50, which exceeded the market price of the Company’s common stock at the time of issuance. The value of the warrants was separately estimated at $0.01 per share or $10,000 based on the Black-Scholes valuation of the call option associated with a five year warrant. As part of the financing, Mr. Pappajohn relinquished the 600,000 warrants that were issued to him, and the remaining 150,000 warrants issued to his designees will be adjusted to 250,000 warrants (post-Plan of Recapitalization) to purchase common stock exercisable at $0.30 per share.

Investor Warrants @ $0.30 per share

In connection with the Private Placement, each investor received a warrant to purchase up to a number of shares of Common Stock equal to 25% of such investor’s subscription amount divided by the conversion price of the Series B Preferred Stock, with an exercise price equal to $0.30. The Company issued to investors warrants to purchase an aggregate of 1,500,000 shares of Common Stock, exercisable at $0.30 per share, expiring five years from the date the Plan of Recapitalization has been approved by the stockholders of the Company .

Investor Warrants @ $2.50 per share

In connection with the Private Placement, each investor received a warrant to purchase up to a number of shares of Common Stock equal to 8.3% of such investor’s subscription amount divided by the conversion price of the Series B Preferred Stock, with an exercise price equal to $2.50 per share. The Company issued to investors warrants to purchase an aggregate of 500,000 shares of Common Stock, exercisable at $2.50 per share, expiring five years from the date the Plan of Recapitalization has been approved by the stockholders of the Company .

Placement Agent Warrants @ $2.75 per share

In connection with the Private Placement, the Company issued to the Maxim Group LLC (the “Placement Agent”) a warrant to purchase 5% of the Common Stock issuable upon conversion of the Series B Preferred Stock at an exercise price equal to $2.75 per share. The Company issued to the Placement Agent warrants to purchase an aggregate of 300,000 shares of Common Stock , exercisable at $2.75 per share (post-Plan of Recapitalization), and expiring five years from the date of grant.

In sum, after effectiveness of the Plan of Recapitalization, the Company will have outstanding warrants to purchase an aggregate of 2,550,000 shares of the Company’s Common Stock, and the Company has reserved shares of its Common Stock for issuance in connection with the potential exercise thereof.

Common stock options

The Board of Directors has adopted the 2007 Stock Option Plan, subject to the effectiveness of the Plan of Recapitalization (the “2007 Plan”). The 2007 Plan will provide for the grant of 1,600,000 incentive stock options, nonqualified stock options, restricted stock, stock bonuses and stock appreciation rights. The 2007 Plan will be administered by the Board of Directors which has the authority and discretion to determine: (1) the persons to whom the options will be granted; when the options will be granted; the number of shares subject to each option; the price at which the shares subject to each option may be purchased; and when each option will become exercisable.

The Board of Directors has approved and authorized the issuance from the 2007 Plan of 1,503,000 incentive stock options to certain employees of ConMed at the closing of the Acquisition, exercisable at a price per share of $2.01 (which the Board determined to be the fair market value at the time of such award) and expiring   10 years from the grant date, such issuance subject to shareholder approval of the Plan of Recapitalization and the 2007 Plan, as well as 40,000 non-qualified stock options to Mr. Berger, a non-employee director, vesting over three years and contingent upon Mr. Berger’s continued service on the Board .

Market for Common Stock

Shares of our Common Stock are listed on the Bulletin Board under the symbol PCES.OB. A new symbol will be provided to us after the approval of our name change to ConMed Healthcare Management, Inc.

Transfer Agent and Registrar

Our transfer agent and registrar is Wells Fargo Shareowner Services, P.O. Box 64875, St. Paul, MN 55164-0875.

Conversion Ratio

Our board of directors has approved a conversion ratio whereby our Stockholders shall be entitled to receive one share of Merger Sub common stock for every twenty shares of our Common Stock held by them. As part of the Plan of Recapitalization we will be effectively conducting a one-for-twenty reverse split of our shares of Common Stock and our issued and authorized shares of common stock shall become 11,800,000. In determining the conversion ratio, our board of directors has considered numerous factors including the mandatory conversion of all outstanding preferred stock, the historical and projected performance of our common stock, prevailing market conditions and general economic trends. Our board of directors has also considered the impact of the conversion ratio on investor interest, and agreed to this conversion ratio as a term of the Private Placement.

Our board of directors approved the 1 for 20 conversion ratio because, in their business judgment:

•	our board of directors believes a higher stock price may help generate investor interest in the Company;

•	our board of directors believes this action will attract additional investment in the Company, and focus interest on the business of ConMed ;

•
our board of directors believes this action is the next logical step in the process of restructuring the combined company to align our outstanding shares of capital stock with our existing financial condition and operations to provide an opportunity for potential realization of stockholder value, which is currently subject to the dilutive effects of our capital structure.

POTENTIAL INCREASED INVESTOR INTEREST

On January 26, 2007, the date the Acquisition was consummated, our common stock closed at $0.25 per share. In approving the conversion ratio, our board of directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

THERE ARE RISKS ASSOCIATED WITH THE CONVERSION, INCLUDING THAT THE CONVERSION RATIO MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK WILL NOT BE SUSTAINED.

We cannot predict whether the conversion ratio will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

•
the market price per share of our common stock after the conversion will rise in proportion to the reduction in the number of shares of our common stock outstanding before the conversion, or the old shares; and

•	the conversion will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. After the conversion is effected, if the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a conversion. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the conversion.

PRINCIPAL EFFECTS OF THE CONVERSION

The conversion will occur immediately upon the completion of the Merger.

The conversion will be effected simultaneously for all of our common stock and each series of our preferred stock (which shall be converted into common stock in the Merger), and the conversion ratio shall be the same for all of our common stock. The conversion will affect all of our common stockholders uniformly and will not affect any common stockholder's percentage ownership interests in the company, except to the extent that the conversion results in any of our stockholders owning a fractional share. Common stock issued pursuant to the conversion will remain fully paid and non-assessable. The conversion will not affect our continuing to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended. The terms and conditions under which our Series A Preferred Stock holders, our Series B Preferred Stock holders and our Series C Preferred Stockholders will convert are described elsewhere in this proxy statement.

For illustrative purposes only, the following table shows approximately the effect on our common stock of the conversion:

	PRIOR TO CONVERSION	AFTER MERGER AND 1 FOR 20 CONVERSION

Authorized	20,000,000	40,000,000
Issued and Outstanding
Common Stock	8,316,074	11,800,000
Available for future issuance	11,683,926	28,200,000

Based on stock information as of the record date, after completion of the Merger, conversion, Series A Preferred Stock conversion, Series B Preferred Stock conversion and Series C Preferred Stock Conversion, we will have approximately 28,200,000 shares of authorized but unissued common stock. These additional shares would be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, including a sale of all or a portion of the company, and sales of stock or securities convertible into common stock. We currently have no present intention, plan, arrangement or agreement, written or oral, to issue shares of our common stock for any purpose except for the issuance of shares of common stock upon the exercise of outstanding options or warrants to purchase our common stock, and the conversion of existing series of our preferred stock. Although we have no present intention to issue shares of common stock, except as noted above, we may in the future raise funds through the issuance of common stock when conditions are favorable, even if we do not have an immediate need for additional capital at such time. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

PROCEDURE FOR EFFECTING CONVERSION AND EXCHANGE OF STOCK CERTIFICATES

Upon completion of the Merger with and into Merger Sub the conversion will become effective and you will be entitled to receive one share of Merger Sub common stock for every twenty shares of our common stock.

The conversion will take place without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the conversion. New certificates of Common Stock will be issued upon partial sales or other transfers thereafter.

Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

FRACTIONAL SHARES

No fractional shares will be issued in connection with the conversion. Stockholders who would otherwise be entitled to receive fractional shares as a result of the conversion will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

ACCOUNTING MATTERS

The conversion will not affect total stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged on the split effective date, the components that make up total stockholders' equity will change by offsetting amounts. The stated capital component will be reduced to an amount equal to one-twentieth (1/20) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. Prior periods' per share amounts will be restated to reflect the conversion.

POTENTIAL ANTI-TAKEOVER EFFECT

Although the increased proportion of unissued authorized shares to be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of the company with another company), the conversion is not being effected in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the conversion our board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the company.

FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION

The following is a summary of certain material federal income tax consequences of the conversion and does not purport to be a complete discussion of all of the possible federal income tax consequences of the conversion and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the conversion may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the conversion.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of old shares for new shares pursuant to the conversion. The aggregate tax basis of the new shares received in the conversion (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor. The stockholder's holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the conversion.

Our view regarding the tax consequence of the conversion is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the conversion.

     SHAREHOLDER VOTE REQUIRED

Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class., at a meeting at which a quorum described above is present.

The holders of 100% of the Series A Preferred Stock, 100% of our Series B Preferred Stock, 100% of our Series C Preferred Stock, as well as a majority of our Common Shares, have agreed to vote in favor of the Plan of Recapitalization and the Merger Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 1 TO APPROVE THE PLAN OF RECAPITALIZATION, INCLUDING THE MERGER AGREEMENT.

PROPOSAL 2

ELECTION OF DIRECTORS

At the Special Meeting, three individuals, Messrs. John Pappajohn, Richard Turner and Edward B. Berger, will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. Our Board of Directors currently consists of two persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Management

As a result of the Acquisition, our management and Board of Directors have been reconstituted. The names, ages and positions of our directors, executive officers and certain significant employees following the Acquisition are as follows:

Name	Age	Position
Richard Turner, PH.D.	60	President, Chief Executive Officer and Director ( Pace and ConMed )

Howard M. Haft, MD	57	Executive Vice President and Chief Medical Officer ( Pace and ConMed )

John Pappajohn	78	Chairman of the Board of Directors and Director (Pace and ConMed )

Ronald H. Grubman	57	Executive Vice President of Mid-Atlantic Region ( ConMed )

Edward B. Berger	77	Director ( Pace )

Richard M. Aiello	61	Chief Operations Officer ( ConMed )

Thomas W. Fry	62	Chief Financial Officer and Secretary ( Pace and ConMed )

Richard P. Olson	54	Consultant ( ConMed )

There are no familial relationships among our directors and/or officers. Directors hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Richard Turner, Ph.D., President, Chief Executive Officer and Director of Pace and ConMed

Dr. Turner is currently our President, Chief Executive Officer and a Director. Prior to consulting for PACE in May of 2006, Dr. Turner served as President and Chief Executive officer of EyeTel Imaging since January 2004. Prior to January 2004, Dr. Turner previously served as President and Chief Executive Officer of BEI Medical Systems (“BEI Medical”), a company engaged in the development and marketing of a minimally invasive endometrial ablation system. BEI Medical was sold to Boston Scientific for approximately $95 million in 2002. Previously, President of the Healthcare Group for the Cooper Companies, Dr. Turner has held executive leadership positions in the medical industry for approximately 25 years, including President and Director of CooperLaserSonics, Inc., President of CooperVision,Inc., President and Chief Executive Officer/Director of Pancretec, Inc. (sold to Abbott Labs, Inc.) and President of Kay Laboratories (sold to Baxter, Inc.). Dr. Turner graduated from Old Dominion University with a Bachelor of Science degree, earned his M.B.A. from Pepperdine University and earned his PhD from Berne University.

Howard Haft, MD - Executive Vice President and Chief Medical Officer of Pace and ConMed

Dr. Haft is a founder of ConMed and acted as Director and Chief Medical Officer of ConMed from 1984 to January 2007. He also serves as the President of the Maryland Healthcare Associates and Georgetown Affiliate Multispecialty Group Practice. He serves on the Board of Directors of Apollo Medical Corporation that provides practice management services to Maryland Healthcare Associates. He also serves as President of the Maryland Foundation for Quality Healthcare, a not for profit corporation providing healthcare education to the underprivileged of Maryland. Dr. Haft holds a Medical Degree from Penn State University, Residency in Internal Medicine from Brown University, a Masters in Medical Management from Tulane University, and is recognized as a Certified Physician Executive by the American College of Physician Executives. He is Board Certified in Internal Medicine and Emergency Medicine.

John Pappajohn - Chairman of the Board of Directors of Pace and ConMed

Mr. Pappajohn has been a Director of PACE Health Management Systems, Inc. since 1995. Since 1969, Mr. Pappajohn has been the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm, both located in Des Moines, Iowa. He also serves as a director for the following public companies: Allion Healthcare, Inc., American CareSource Holdings, Inc., Healthcare Acquisition Corp., MC Informatics, Inc., and Careguide, Inc. Mr. Pappajohn has been an active private equity investor in healthcare companies for more than 30 years and has served as a director of more than 40 public companies. Mr. Pappajohn received his B.S.C. from the University of Iowa.

Ronald H. Grubman, PA-C - Executive Vice President of Mid-Atlantic Region of ConMed

Mr. Grubman, along with Dr. Haft, founded ConMed in 1984 with the introduction of St. Mary’s County Detention center. Mr. Grubman was President, Chief Executive Officer and Director of ConMed from 1984 to January 2007 . He graduated from Long Island University and earned his B.S. from the Brooklyn Cumberland Physician Assistant Program in 1975.

Edward B. Berger -Director of Pace

Mr. Berger is the President CEO of  Berger  Equities  Inc.,  director and Chairman of the Audit and Nominating Committees of Healthcare Acquisition Corp., a public company,  and a director of Compass Bank of Tucson, AZ., American CareSource Holdings,  Inc., both of which are public companies.  Mr. Berger has extensive healthcare experience:  past President and CEO of Palo Verde  Hospital;  past President and member of the Board of Trustees of Kino Community Hospital;  past member of the Long Range Planning Committee of Tucson  Medical  Center,  all in Tucson,  AZ. Mr. Berger is currently an Adjunct Professor in Political  Science at Pima Community College and is the Retiring Chairman of the MBA Advisory Council,  Eller Graduate School of Management at the University of Arizona.  He has been admitted to practice law before the U.S. Supreme Court, U.S. Court of Appeals for the 9th Circuit and the U.S.  District Court-Arizona. He is admitted to the New York Bar, the Arizona Bar and the District of Columbia Bar. Mr. Berger received his Juris Doctor degree from New York Law School.  Mr. Berger is a member of both our Audit Committee and our Nominating Committee.

Richard M. Aiello, MS, FBINA - Chief Operations Officer of ConMed

Mr. Aiello has been Chief Operations Officer of ConMed since 2005. As such, he provides leadership and management for all aspects of corporate operations for ConMed. Mr. Aiello is a 37-year veteran of public safety, with 27 years of experience in law enforcement, rising to the rank of Major, as well as 10 years of experience in corrections where he served both as an Assistant Warden and Warden of an American Correctional Association (ACA) accredited facility. He is a former Associate Professor at Harford Community College and a graduate of the F.B I. National Academy, 147 th session. Mr. Aiello graduated from the University of Maryland University College with a Bachelor of Science degree and earned his Master of Science Degree from Johns Hopkins University .

Thomas W. Fry, Chief Financial Officer and Secretary of Pace and ConMed

Prior to joining PACE in September of 2006, Mr. Fry served as Chief Financial Officer of Vasomedical, Inc. from September 2003 to September 2006 and as Vice President, Finance and Administration of BEI Medical Systems Company, Inc. from September 1997 until December 2002. From October 1992 until November 1997, Mr. Fry was Vice President, Finance and Administration of its predecessor company of the same name, which merged into BEI Medical Systems Company, Inc. in November 1997. Mr. Fry has held various executive financial positions for approximately 27 years, including Corporate Controller of Disctronics Ltd. from 1989 to 1992, Controller and Chief Financial Officer of Cavitron, Inc./CUSA, a medical device, engineering and manufacturing company, from 1986 to 1989, and Manager of Profit Planning and Manufacturing Controller of Chesebrough-Ponds International, from 1979 to 1986. Prior to that time, Mr. Fry was employed by Chesebrough-Ponds and GTE in various accounting and financial management positions. Mr. Fry graduated from Southeast Missouri State University with a Bachelor of Science degree, and earned his M.B.A. from Pace University.

Richard R. Olson, PA-C - Consultant - ConMed

Mr. Olson, currently a consultant for ConMed, joined ConMed as a partner in 1989 and served as the Chief of Correctional Programs until January 26, 2007. Mr. Olson was responsible for ConMed’s correctional healthcare operations. Mr. Olson graduated from the George Washington University Physician Assistant Program in 1978. He was Board Certified in 1980 and was subsequently hired by the Federal Bureau of Prisons, as a Physician Assistant. While serving with the Bureau of Prisons, he was trained as a healthcare administrator and was named the Bureau’s Coordinator of Infectious Diseases.

Employment Agreements and Compensation Packages

Dr. Richard Turner, President and Chief Executive Officer, has executed a consulting/employment agreement effective as of January 26, 2007. The agreement provides for an annual salary of $235,800; an annual target bonus of fifty percent of annual salary (based on Mr. Turner’s performance and certain to be determined milestones); option grant to purchase 1,000,000 shares of Common Stock; health, disability and life insurance and retirement plan; and auto gas and maintenance expenses. In the event Mr. Turner’s employment is terminated other than for good cause (as defined in the employment agreement), he will receive a payment equal to his then applicable annual salary, excluding bonus, for a period of six (6) months after termination.

Dr. Howard Haft, Executive Vice President and Chief Medical Officer, has executed an employment agreement effective as of January 26, 2007. The agreement provides for an annual salary of $250,000; an annual bonus equal to a value of up to 20% of annual salary (such amount to be approved by the Board); life insurance and retirement plan; and travel expenses. In the event Dr. Haft’s employment is terminated other than for good cause (as defined in the employment agreement), he will receive a payment equal to his then applicable annual salary, excluding bonus, for a period of six (6) months after termination.

Mr. Ronald Grubman, Executive Vice President of Mid-Atlantic Region, has executed an employment agreement effective as of January 26, 2007. The agreement provides for an annual salary of $190,000; an annual bonus equal to a maximum amount of $40,000 (from a bonus pool, based on Mr. Grubman’s ability to maintain the Company’s current business and revenues generated by all Maryland sites for the year 2007), as well as an additional bonus in the amount equal to one half (1/2) of one percent (1%) of the first twelve (12) months of gross revenue actually collected and received by the Company from any new business services generated by Mr. Grubman, excluding price escalators and cost-of-living adjustments; health and life insurance and retirement plan; and travel expenses, in addition to a monthly car allowance in the amount of $800 per month. In the event Mr. Grubman’s employment is terminated other than for good cause, he will receive a payment equal to his then applicable annual salary, excluding bonus, for a period of six (6) months after termination.

Mr. Richard Aiello, Chief Operating Officer of ConMed, has executed an employment agreement effective as of July 1, 2004. The agreement provides for a five (5) year term of employment; an annual salary of $136,600; a bonus which shall be determined from time to time by the Board of Directors of ConMed in its sole discretion ; retirement plan and auto gas and maintenance expenses . In the event that Mr. Aiello’s employment is terminated other than for good cause, he will receive a payment in the amounts equal to his then applicable salary, plus benefits, for a period of six (6) months after termination.

Mr. Thomas W. Fry, Chief Financial Officer of CONMED , has executed an employment letter effective as of September 15, 2006. The agreement provides for an annual salary of $175,000; bonus compensation plan will be considered by the Board of Directors of CONMED with a target of twenty percent (20%) of annual salary; stock option plan will be considered by the Board of Directors of CONMED with options to purchase up to 118,000 shares; retirement plan; travel expenses and other approved business expenses. In the event that Mr. Fry’s employment is terminated, he will receive a payment in the amounts equal to his then applicable salary for a period of six (6) months after termination.

Mr. Richard Olson, formerly Executive Vice President of Correctional Programs and currently a consultant, executed an agreement effective as of January 26, 2007, and for a period of sixty (60) days thereafter. The agreement provides for an annual salary of $120,000; life insurance and retirement plan; and travel expenses. In the event Mr. Olson’s employment is terminated other than for good cause, he will receive a payment in the amounts equal to his then applicable annual salary, excluding bonus, for a period of sixty (60) days after termination.

Compensation of the Board of Directors

The Board of Directors has adopted the Company’s 2007 Stock Option Plan, subject to shareholder approval. The 2007 Stock Option Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock bonuses and stock appreciation rights to, among others, Company directors. The 2007 Stock Option Plan will be administered by the Board of Directors which has the authority and discretion to determine: (1) the persons to whom the options will be granted; when the options will be granted; number of shares subject to each option; the price at which the shares subject to each option may be purchased; and when each option will become exercisable.

Each non-employee director of the Company shall be entitled to (i) a fee of $1,000.00 for attending, in person, a regularly scheduled or special meeting of the Board of Directors; (ii) $500.00 if such non-employee director participates in the meeting via conference call or (iii) a fee of $500.00 for attending in person a regularly scheduled or special committee meeting,, if the meeting is held on a different day than the Board meeting. In addition, a one-time grant of 40,000 non-qualified stock options will be issued to non-employee directors on the date of their initial appointment to the Board of Directors at the closing price of the Common Stock on the issue date, vesting over three years and contingent upon their continued service on the Board.

The Company will reimburse all directors for approved board-related business travel expenses, along with other approved board-related expenses.

Audit Committee and Compensation Committee

During fiscal 2007, the Company’s Board of Directors intends to create and establish an Audit Committee and a Compensation Committee on behalf of the Company.

PRINCIPAL SHAREHOLDERS

Beneficial Ownership - Current

As of the Record Date, there were 8,316,074 shares of Common Stock, 2,875,000 shares of Series A Preferred Stock, 15,000 shares of Series B Preferred Stock and 8,000 shares of Series C Preferred Stock issued and outstanding. The following table sets forth the names and beneficial ownership of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock owned as of the Record Date, but without giving effect to the Plan of Recapitalziation, by: (i) each of our directors, (ii) all our directors and executive officers as a group, and, to the best of our knowledge, (iii) all holders of 5% or more of the outstanding shares of our Common Stock. Unless otherwise noted, the address of all the individuals and entities named below is care of ConMed, Inc., 9375 Chesapeake Street, Suite 203, La Plata, Maryland 20646:

Name of Beneficial Owner (1)	Number of Shares (Common)	% of Class	Number of Shares (Series A)	% of Class	Number of Shares (Series B)	% of Class	Number of Shares (Series C)	% of Class

DIRECTORS AND OFFICERS:
John Pappajohn (2)	2,331,740	28.0%	1,500,000	52.2%	-	0.0%	-	0.0%
Richard Turner (3)	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Howard M. Haft (4)	-	0.0%	-	0.0%	-	0.0%	5,333	66.7%
Ronald H. Grubman (4)	-	0.0%	-	0.0%	-	0.0%	1,333	16.7%
Edward B. Berger (5)	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Richard P. Olson (4)	-	0.0%	-	0.0%	-	0.0%	1,333	16.7%
Thomas W. Fry (6)	-	0.0%	-	0.0%	-	0.0%	-	0.0%
All directors and named executive officers as a group	2,331,740	28.0%	1,500,000	52.2%	-	0.0%	8,000	100.0%

OTHER 5% OR MORE SHAREHOLDERS:
Edgewater Private Equity Fund, L.P.	969,264	11.7%	500,000	17.4%	-	0.0%	-	0.0%
Gainesborough, LLC	925,431	11.1%	531,371	18.5%	-	0.0%	-	0.0%
Lehman Brothers (7)	-	0.0%	-	0.0%	5,000	33.3%	-	0.0%
Pinnacle (7)	-	0.0%	-	0.0%	5,000	33.3%	-	0.0%

All 5% or more shareholders	1,894,695	22.8%	1,031,371	35.9%	10,000	66.7%	-	0.0%
All shareholders	8,316,074		2,875,000		15,000		8,000

* Less than 1% of the Company's common stock

(1)  Except as indicated by footnotes, beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by him or her.

(2) Includes 100,000 shares of common stock held by Halkis, Ltd, and 109,917 shares of common stock held by the John and Mary Pappajohn Scholarship Foundation, both affiliates of Mr. Pappajohn. Includes 2,121,823 shares of common stock, but does not include (i) 3,000,000 shares of common stock issuable on conversion of 1,500,000 shares of Series A Preferred Stock and (ii) cumulative dividends convertible into an aggregate of 1,356,521 shares of common stock, in each case issuable as part of the Plan of Recapitalization, subject to shareholder approval. Mr. Pappajohn’s address is 2116 Financial Center, Des Moines, Iowa 50309

(3)  Dr. Turner’s beneficial ownership excludes options to purchase 1,000,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(4)  The beneficial ownership of Dr. Haft , Mr. Grubman and Mr. Olson excludes 533,334, 133,333 and 133,333, respectively, shares of common stock issuable on conversion of Series C Preferred Stock in the Plan of Recapitalization. It also excludes options to purchase 83,333 shares of common stock issued (250,000 shares in aggregate) under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(5)  Mr. Berger’s beneficial ownership excludes options to purchase 40,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(6) Mr. Fry’s beneficial ownership excludes 118,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(7)  Lehman Brother's and Pinnacle's beneficial ownership each excludes (i) 2,000,000 shares of common stock issuable on conversion of shares of Series B Preferred Stock, and (ii) 500,000 warrants to purchase common stock at $0.30 per share and 166,667 warrants to purchase common stock at $2.50 per share, each only exercisable upon approval of the Plan of Recapitalization by the shareholders.

Beneficial Ownership - Post-Plan of Recapitalization

The following table sets forth the names and beneficial ownership of our Common Stock owned as of the Record Date, and after giving effect to the Plan of Recapitalization, by: (i) each of our directors, (ii) all our directors and executive officers as a group, and, to the best of our knowledge, (iii) all holders of 5% or more of the outstanding shares of our Common Stock. Unless otherwise noted, the address of all the individuals and entities named below is care of ConMed, Inc., 9375 Chesapeake Street, Suite 203, La Plata, Maryland 20646:

	Number of Shares (Common)	% of Class

DIRECTORS AND OFFICERS (1)

John Pappajohn (2)	2,508,342	21.3%
Richard Turner (3)	100,000	*
Ronald H. Grubman (4)	133,333	*
Edward B. Berger (5)	-	*
Richard P. Olson (4)	133,333	*
Howard M. Haft (4)	533,334	4.5%
Thomas W. Fry (5)	-	*
All directors and named executive officers as a group	3,408,342	28.6%

OTHER 5% OR MORE SHAREHOLDERS:

Edgewater Private Equity Fund, L.P.	845,715	7.2%
Gainesborough, LLC	893,544	7.6%
Lehman Brothers (7)	2,666,667	21.4%
Pinnacle (7)	2,666,667	21.4%

All 5% or more shareholders	7,072,593	53.9%

ALL SHAREHOLDERS

Shares outstanding	11,800,000

* Less than 1% of the Company's common stock

(1)  Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by him or her.

(2) Includes 100,000 shares of common stock held by Halkis, Ltd, and 109,917 shares of common stock held by the John and Mary Pappajohn Scholarship Foundation, both affiliates of Mr. Pappajohn. Mr. Pappajohn’s address is 2116 Financial Center, Des Moines, Iowa 50309.

(3)  Dr. Turner’s beneficial ownership includes options to purchase 100,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired within 60 days of such approval. Dr. Turner’s beneficial ownership excludes 900,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired immediately after such approval.

(4)  The beneficial ownership of Mr. Grubman, Mr. Olson and Dr. Haft excludes options to purchase 83,333 shares of common stock issued to each (250,000 shares in aggregate) under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(5) Mr. Berger’s beneficial ownership excludes options to purchase 40,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(6)  Mr. Fry’s beneficial ownership excludes 118,000 shares of common stock issued under the 2007 Stock Option Plan, subject to approval by shareholders as part of the Plan of Recapitalization that may be acquired more than 60 days after such approval.

(7)  Lehman Brother's and Pinnacle's beneficial ownership each includes 500,000 warrants to purchase common stock at $0.30 per share as well as warrants to purchase 166,667 shares common stock at $2.50 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company paid $4,167 on a monthly basis, plus direct expenses, to Equity Dynamics, Inc., an entity wholly owned by John Pappajohn, a director of the Company, for administrative services that include among other things; accounting, investor relations, and Commission reporting. Total payments received during 2006 and 2005 were $78,390 and $50,500, respectively.

On October 24, 2005, Pace issued 750,000 warrants to purchase Common Stock. Of these warrants, 600,000 were issued to John Pappajohn and the remaining 150,000 warrants were issued to his designees. The warrants were issued as compensation for past services rendered and all warrants immediately vested. The warrants have an exercise price of $0.50, which exceeded the market price of Common Stock at the time of issuance. The value of the warrants was separately estimated at $0.01 per share or $10,000 based on the Black-Scholes valuation of the call option associated with a five year warrant. As part of the Plan of Recapitalization, Mr. Pappajohn relinquished the 600,000 warrants that were issued to him, and the remaining 150,000 warrants issued to his designees were adjusted to 250,000 warrants to purchase Common Stock, exercisable at $0.30 per share (post-split).

John Pappajohn, Pace’s chairman and, at the time, sole director, retained Maxim Group LLC as the placement agent in the Private Placement and is engaged in other matters with Maxim Group LLC unrelated to Pace and ConMed.

SHAREHOLDER VOTE REQUIRED

Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The holders of 100% of the Series A Preferred Stock, as well as a majority of our Common Stock, have agreed to vote in favor of the election of Messrs. Pappajohn, Turner and Berger as Directors of the Company. The Series B Preferred Stock and the Series C Preferred Stock do not vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. PAPPAJOHN, TURNER AND BERGER AS DIRECTORS OF THE COMPANY

PROPOSAL 3

APPROVAL OF THE 2007 STOCK OPTION PLAN

GENERAL

At the Meeting a vote will be taken on a Proposal to ratify the adoption of the Company's 2007 Stock Option Plan (the "2007 Plan"), under which 1,600,000 Common Shares underlying stock options and restricted stock awards are available for grant. The 2007 Plan was adopted by the Board of Directors on January 15, 2007. A copy of the 2007 Plan is attached hereto as EXHIBIT D. As of the date of this Proxy, 1,543,000 options to purchase shares of Common Stock or restricted stock awards have been granted under the 2007 Plan.

DESCRIPTION OF THE 2007 PLAN

THE PURPOSE OF THE 2007 Plan. The purpose of the 2007 Plan is to provide additional incentive to the Directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO"). The 2007 Plan also provides for the issuance of restricted stock units to such parties.

The purpose of the 2007 Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or a non-qualified stock option (a "NQSO"). The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the 2007 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

The benefits to be derived from the 2007 Plan, if any, are not quantifiable or determinable.

ADMINISTRATION OF THE PLAN. The 2007 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2007 Plan.

Subject to the other provisions of the 2007 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options and restricted stock units; (ii) to determine the fair market value of the Common Stock subject to options and restricted stock grants; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options or restricted stock units shall be granted, and the number of shares subject to each option or restricted stock award; (v) to interpret the 2007 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2007 Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee or grantee, to modify or amend any option or restricted stock grant; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option or restricted stock unit; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2007 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

SHARES OF STOCK SUBJECT TO THE 2007 PLAN. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options or restricted stock units granted pursuant to the 2007 Plan shall not exceed 1,600,000 shares of Common Stock, $.0001 par value per share.

The number of shares of Common Stock subject to options or restricted stock units granted pursuant to the 2007 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 2007 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

LIQUIDATION, DISSOLUTION OR CHANGE OF CONTROL. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee and grantee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options and grants shall be assumed or equivalent options or grants shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

PARTICIPATION. Every person who at the date of grant of an option or restricted stock unit is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs, ISOs or restricted stock awards under the 2007 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs or restricted stock awards under the 2007 Plan. The term "Affiliate" as used in the 2007 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

OPTION PRICE. The exercise price of a NQSO shall be equal to the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The 2007 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

RESTRICTIONS ON GRANT AND EXERCISE OF OPTIONS. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2007 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

RESTRICTIONS ON GRANT OF RESTRICTED STOCK. A grantee of restricted stock may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any restricted stock units, nor may such restricted stock units be made subject to execution, attachment or similar process or otherwise be disposed of, whether by operation of law or otherwise, until the lapse of the period during which restrictions on transfer, and such other restrictions as the Board may impose, are in effect. The Board may in its discretion impose such other restrictions and conditions on restricted stock units awarded as it deems appropriate , including, without limitation, the imposition of provisions that will result in the forfeiture of restricted stock units (or gains realized by a grantee) in the event the grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers.

TERMINATION OF THE 2007 PLAN. The 2007 Plan shall become effective upon adoption by the Board of Directors; provided, however, that no option shall be exercisable, nor shall any grants of restricted stock be made thereunder, unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the 2007 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 2007 Plan shall be treated as NQSOs. Options and restricted stock units may be granted and exercised under the 2007 Plan only after there has been compliance with all applicable federal and state securities laws. The 2007 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

TERMINATION OF EMPLOYMENT OF OPTIONEE. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 2007 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

TERMINATION OF EMPLOYMENT OF GRANTEE: If a grantee is subject to a Termination prior to the expiration of the restricted period applicable to any restricted stock units granted to such grantee, or prior to the satisfaction of any other conditions established by the Board applicable to such grant, any such restricted stock units then remaining subject to restrictions shall be forfeited by the grantee. Restricted stock units forfeited pursuant to the preceding sentence shall be transferred to, and cancelled by, the Company without payment of any consideration by the Company, and neither the grantee nor any of the grantee’s successors, heirs, assigns or personal representatives shall thereafter have any rights or interests in such restricted stock units.

AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the 2007 Plan. Without the consent of an optionee or grantee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options or restricted stock grants, except to conform the 2007 Plan and ISOs granted under the 2007 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

TAX TREATMENT OF RESTRICTED STOCK GRANTS. A grantee of restricted stock under the 2007 Plan will recognize ordinary income in an amount equal to the fair market value of the stock. Generally the income will be recognized at the time the stock vests and will equal the fair market value of the stock on the date it vests. However, a recipient may, by following certain procedures, elect to recognize the income at the date of the grant of the stock. In this case, the amount of income recognized will equal the fair market value of  the stock on the date of grant. In general, the Company will receive a compensation expense deduction with respect to grants of restricted stock made under the 2007 Plan. The amount of the deduction in any tax year will generally be equal to the amounts included as compensation in the income of grant recipients in that year. Accordingly, the amount and timing of the Company's deduction will depend, among other things, on the value of the Company's stock from time to time and on whether recipients make the election to recognize income on the date grants are made.

The Company will not able to deduct, with respect to grants of restricted stock made under the 2007 Plan, any amount that would not be deductible under the ordinary rules relating to the deduction of compensation.  For example,  under certain circumstances, accelerated vesting of restricted stock in connection with a change in control of the Company could, when combined with other compensation that might be paid by the Company in connection with such event, give rise to a so-called "excess parachute payment" for tax purposes.  If this were to occur, the Company will not be able to deduct the excess parachute payment.

A recipient of restricted stock under the 2007 Plan who elects to recognize income at the date of the grant of the stock may later forfeit the stock.  In this case the Company will have to add to its taxable income an amount equal to any compensation expense deduction received by it with respect to the grant.

The Board has unanimously approved and unanimously recommends that the shareholders ratify the adoption of the 2007 Plan. The Board has approved and authorized the issuance from the 2007 Plan of (i) 1,503,000 stock options to certain employees of ConMed at the closing of the Acquisition, exercisable at a price per share equal to $2.01 per share (which the Board determined to be the fair market value at such time of the award), and expiring   10 years from January 26, 2007, as well as (ii) 40,000 non-qualified stock options to Mr. Berger, a non-employee director, vesting over three years and contingent upon Mr. Berger’s continued service on the Board, such issuance subject to shareholder approval of the Plan of Recapitalization and the 2007 Plan as set forth in this proxy statement.

SHAREHOLDER VOTE REQUIRED

The approval of the adoption of the 2007 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on this Proposal.

The holders of 100% of the Series A Preferred Stock, as well as a majority of our Common Stock, have agreed to vote in favor of approving the 2007 Plan. The Series B Preferred Stock and the Series C Preferred Stock do not vote on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 3 AND THE RATIFICATION OF THE 2007 PLAN.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Thomas Fry
Secretary
February 26, 2007

Exhibit A

AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into on February 14, 2007, pursuant to Section 490.1102 of the Iowa Business Corporation Act (the "IBCA") and Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") by and between Pace Health Management Systems, Inc., an Iowa corporation (the "Iowa Corporation"), and, ConMed Healthcare Management, Inc., a Delaware corporation (the "Delaware Corporation"), being sometimes referred to herein individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

WITNESSETH:

    WHEREAS, the Iowa Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa with an authorized capital stock consisting of 20,000,000 shares of common stock, no par value per share (the "Common Shares"), 8,316,074 of which are issued and outstanding on the date hereof, and 5,000,000 shares of preferred stock, $.01 par value, 4,000,000 of which have been designated Series A Preferred Stock, 15,000 of which have been designated Series B Preferred Stock, and 8,000 of which have been designated Series C Preferred Stock, each of which is issued and outstanding in the amounts indicated;

    WHEREAS, there are issued and outstanding (i) 1,503,000 options to purchase Common Shares (the "Iowa Options"), (ii) warrants to purchase 150,000 Common Shares at $0.30 per share (the "Founder $0.30 Warrants"), (iii) warrants to purchase 1,500,000 Common Shares at $0.30 per share (the “Investor $0.30 Warrants”); (iv) warrants to purchase 500,000 Common Shares at $2.50 per share (the “$2.50 Warrants”); and (v) warrants to purchase 300,000 Common Shares at $2.75 per share (the “$2.75 Warrants”, collectively, such warrants are the “Iowa Warrants”);

    WHEREAS, the Delaware Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 40,000,000 shares of common stock, $.0001 par value per share (the "Common Stock"), one share of which is issued and outstanding on the date hereof and held by the Iowa Corporation, and 5,000,000 shares of preferred stock, $.0001 par value per share (the "Preferred Stock"), none of which is issued and outstanding;

    WHEREAS, the Delaware Corporation has no options (the "Delaware Options") or warrants (the "Delaware Warrants") issued and outstanding;

    WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Iowa Corporation with and into the Delaware Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Sections 490.1101 to 490.1108 of the IBCA and Section 252 of the DGCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of each of the Constituent Corporations for their approval; and

    WHEREAS, it is the intention of the Constituent Corporations that (i) the Merger shall be a tax-free reorganization within the meaning of Section 368 (a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) that this Agreement shall constitute a plan of reorganization within the meaning of Section 368 of the Code;

    NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

ARTICLE I
TERMS OF MERGER

    1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of the IBCA and the DGCL, the Iowa Corporation shall be merged with and into the Delaware Corporation (at times referred to herein as the "Surviving Corporation") upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

    1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of the Iowa Corporation and the Delaware Corporation as provided by the IBCA and the DGCL. After adoption and approval of this Merger Agreement and all the transactions and developments contemplated hereby by the respective shareholders of the Iowa Corporation and the Delaware Corporation, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the IBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

    1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, the Iowa Corporation and the Delaware Corporation will, subject to the approval by the shareholders of each of the Constituent Corporations, cause (i) the Articles of Merger along with any other required document to be filed with the Secretary of State of the State of Iowa pursuant to Section 490.1106 of the IBCA, and (ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to Section 252 of the DGCL. The Merger shall become effective upon the occurrence of each of the following actions:

      (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

      (b) An executed Articles of Merger meeting the requirements of the IBCA shall have been filed with the Secretary of State of the State of Iowa and said Secretary of State shall have accepted such Articles of Merger; and

      (c) An executed Certificate of Merger meeting the requirements of the DGCL shall have been accepted by the Secretary of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date" and "Effective Time," respectively.

    1.4 EFFECT OF MERGER - SECURITIES. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of capital stock of the Iowa Corporation, or holders of any Iowa Options or Iowa Warrants:

(a)   The issued and outstanding shares of capital stock of the Iowa Corporation shall convert as follows: (i) each 20 Common Shares shall be converted into the right to receive 1 validly issued, fully paid and non-assessable share of Common Stock; (ii) Series A Preferred Stock shall be converted into the right to receive 1.59450 validly issued, fully paid and non-assessable shares of Common Stock (after giving effect to the 1-for-20 conversion ratio set forth in 1.4(a)(i)); (iii) Series B Preferred Stock shall be converted into the right to receive 400 validly issued, fully paid and non-assessable shares of Common Stock (after giving effect to the 1-for-20 conversion ratio set forth in 1.4(a)(i)); and (iv) Series C Preferred Stock shall be converted into the right to receive 100 validly issued, fully paid and non-assessable shares of Common Stock (after giving effect to the 1-for-20 conversion ratio set forth in 1.4(a)(i)) . Certificates for Common Stock will be delivered only in the manner provided by Section 1.4(e).

(b)   Each Common Share held in treasury by the Iowa Corporation shall be cancelled and retired, and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(c)   The one share of Common Stock issued and outstanding and held by the Iowa Corporation immediately prior to the Effective Time shall be cancelled and retired, and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d)   Notwithstanding anything in this Agreement to the contrary, shares of capital stock of the Iowa Corporation held by a person (a “Dissenting Shareholder”) who complies with all the provisions of Iowa law concerning the right of holders of capital stock of the Iowa Corporation to dissent from the Merger and require appraisal of such shares (“Dissenting Shares”) shall not be converted as described in Section 1.4(a) but shall become the right only to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the laws of the State of Iowa. If, after the Effective Time, such Dissenting Shareholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal, in any case pursuant to the IBCA, his shares of capital stock of the Iowa corporation shall be deemed converted as of the Effective Time into the right to receive Common Stock as provided in Section 1.4(a).

(e) At the Effective Time, the stock transfer books of the Iowa Corporation shall be closed as to the holders of capital stock of the Iowa Corporation immediately prior to the Effective Time and no transfer of capital stock of the Iowa Corporation by any such holder shall thereafter be made or recognized. If, after the Effective Time, certificates which represented shares of capital stock of the Iowa Corporation immediately prior to the Effective Time are properly presented to the exchange agent, Wells Fargo Shareholder Services, such certificates shall be cancelled and exchanged for certificates representing the number of shares of Common Stock into which the shares of capital stock of the Iowa Corporation represented thereby were converted in the Merger.

(f) The consideration provided pursuant to this Article I to persons identified on the books and records of Iowa Corporation as the owners of capital stock of the Iowa Corporation shall be deemed to have been paid in full satisfaction of all rights pertaining to such securities theretofore existing, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of such securities which were outstanding immediately prior to the Effective Time. None of Iowa Corporation, Delaware Corporation, the Surviving Corporation or the Exchange Agent shall be liable to any person in respect of any property delivered in good faith to a public official pursuant to any abandoned property, escheat or other similar law.

(g) No fractional shares will be issued in connection with the Merger. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Merger will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

(e) Conversion of Iowa Options. The number of shares underlying the Iowa Options as well as the exercise price, date of grant, vesting, exercisability and expiration date thereof are set forth in the Iowa Corporation’s 2007 Stock Plan, as approved by the Iowa Corporation’s Board of Directors, subject to shareholder approval (the “2007 Plan”). All rights under the Iowa Options shall be treated as provided in the 2007 Plan, and to the extent the terms of this Agreement are inconsistent with the treatment to be accorded to the Iowa Options as provided therein, then the Iowa Corporation shall cause this Agreement to be amended, and all required third party, governmental and regulatory body consents or approvals to such amendments to be procured, such that all such inconsistencies shall be eliminated by the Effective Time.

      At the Effective Time, notwithstanding any contrary provision of the option agreements, the Iowa Options shall, at and after the Effective Time, evidence options (the "Delaware Options") to purchase such number of shares of Common Stock on the terms and conditions as stated in the 2007 Plan.

      (f) Conversion of Iowa Warrants. The number of shares underlying the Iowa Warrants as well as the exercise price, date of grant, vesting, exercisability and expiration date thereof are set forth in the respective warrant agreement applicable thereto. All rights under the Iowa Warrants shall be treated as provided therein, and to the extent the terms of this Agreement are inconsistent with the treatment to be accorded to the Iowa Warrants as provided therein, then the Iowa Corporation shall cause this Agreement to be amended, and all required third party, governmental and regulatory body consents or approvals to such amendments to be procured, such that all such inconsistencies shall be eliminated by the Effective Time.

    At the Effective Time, notwithstanding any contrary provision of the warrant agreements, the Iowa Warrants shall, at and after the Effective Time, evidence warrants (the "Delaware Warrants") to purchase such number of shares of Common Stock on the terms and conditions as stated in the respective warrant agreement.

    1.5 EFFECT OF MERGER - GENERAL. At and after the Effective Time, the Merger shall be effective as provided in the applicable provisions of the DGCL and the IBCA. The corporate existence of the Delaware Corporation, as the Surviving Corporation, with all of its purposes and powers, shall continue unaffected and unimpaired by the Merger, and, as the Surviving Corporation, it shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Iowa Corporation in accordance with the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Delaware Corporation and the Iowa Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Delaware Corporation and the Iowa Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate existence and corporate organization of the Iowa Corporation shall cease at the Effective Time, with the Delaware Corporation continuing as the Surviving Corporation of the Merger.

    1.6 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    1.7 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

    1.8 DIRECTORS OF SURVIVING CORPORATION. The directors of the Iowa Corporation as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation.

    1.9 OFFICERS OF SURVIVING COMPANY. The officers of the Iowa Corporation as of the Effective Date of the Merger shall be and become the officers of the Surviving Corporation.

ARTICLE II
CONDITIONS TO MERGER

    The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

    2.1 AUTHORIZATION. The Merger and the Merger Agreement shall have been approved by the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding Common Shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each voting separately as a class. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

ARTICLE III
GENERAL PROVISIONS

    3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

    3.2 AMENDMENTS. The Boards of Directors of the Iowa Corporation and the Delaware Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Iowa Corporation or the Delaware Corporation shall not: (i) alter or change the amount or kind of shares, securities, interests, obligations, rights to acquire shares or other securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or interest of any class or series thereof of the Iowa Corporation or the Delaware Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Iowa Corporation or the Delaware Corporation in any material respect.

    3.3 FURTHER ASSURANCES. From time to time, as and when required by the Delaware Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Iowa Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Iowa Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Delaware Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Iowa Corporation and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Iowa Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

    3.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Iowa Corporation or the Delaware Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Iowa Corporation or the Delaware Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

    3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the IBCA.

[SIGNATURES ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the date first written above.

PACE HEALTH MANAGEMENT SYSTEMS, INC., an Iowa corporation

By: /s/ Richard Turner
Richard Turner
Chief Executive Officer

CONMED HEALTHCARE MANAGEMENT, INC., a Delaware corporation

By: /s/ Richard Turner
Richard Turner
Chief Executive Officer

               Exhibit B

CERTIFICATE OF INCORPORATION

OF

CONMED HEALTHCARE MANAGEMENT, INC.

* * * *

FIRST: The name of the corporation is CONMED HEALTHCARE MANAGEMENT, INC. (the "Corporation").

SECOND: The address of the Corporation’s registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares which the Corporation is authorized to issue is forty five million (45,000,000), divided into classes as follows:

A. Forty million (40,000,000) shares of common stock, $.0001 par value per share (hereinafter called the "Common Stock");

B. Five million (5,000,000) shares of preferred stock, $.0001 par value per share, to be issued in series (the "Preferred Stock").

The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the Corporation: The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the Corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.   Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B.   The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation.

C.   The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D.   In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SIXTH: A.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.   The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

SEVENTH: The name and address of the sole incorporator is:

   Wing Shing Lee
       c/o Ellenoff Grossman & Schole LLP,
   370 Lexington Avenue, 19 th Floor,
   New York, NY 10017

EIGHTH:   Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH:     The Corporation hereby elects not to be governed by Section 203 of the DGCL.

       I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 21st day of February, 2007.

/s/ Wing Shing Lee
Wing Shing Lee
Ellenoff Grossman & Schole LLP 370 Lexington Avenue, 19th Floor New York, NY 10017

Exhibit C

BYLAWS OF

CONMED HEALTHCARE MANAGEMENT, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

ARTICLE I
OFFICES AND RECORDS

Section 1.1. DELAWARE OFFICE. The principal office of CONMED HEALTHCARE MANAGEMENT, INC. (the "Corporation") in the State of Delaware shall be located in the City of Dover, County of Kent, and the name and address of its registered agent is National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, Delaware.

Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

ARTICLE II
STOCKHOLDERS

Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.7. VOTING.

(a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

(b) Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a plurality of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected.

(c) Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

Section 2.8 PROXIES. Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

Section 2.9 ACTION WITHOUT A MEETING. Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders' meetings are recorded.

Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide. The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

Section 3.3. ELECTION, RESIGNATION. The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 3.12 REMOVAL. One or more or all the Directors of the Corporation may be removed, at any time, with our without cause, by a majority vote of the stockholders, provided however that such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

ARTICLE IV
COMMITTEES

Section 4.1. COMMITTEES. The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

ARTICLE V
OFFICERS

Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

(a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

(b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

(c) CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director. The Chief Financial Officer shall (1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws. Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

(d) VICE PRESIDENT: Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

(e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

ARTICLE VI
STOCK

Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.

Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.4. TRANSFERS OF STOCK.

(a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

(b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefore have been surrendered to the Corporation or to its transfer agent or registrar.

Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

ARTICLE VII
INDEMNIFICATION

Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII
MISCELLANEOUS

Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or nterested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate ccounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the orporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors. The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Exhibit D

2007 STOCK OPTION PLAN
OF
PACE HEALTH MANAGEMENT SYSTEMS, INC.

1.   PURPOSES OF THE PLAN

The purposes of the 2007 Stock Option Plan (the “ Plan” ) of Pace Health Management Systems, Inc., an Iowa corporation (together with any successor entity via merger or otherwise, the “ Company”), are to:

(a)   Encourage selected employees, directors and consultants (sometimes referred to herein as “ Eligible Persons”) to improve operations and increase profits of the Company;

(b)   Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

(c)   Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “ Shares”).

Eligible Persons shall be entitled to receive grants of options as well as Restricted Stock Units (as defined below). Options granted under this Plan (“ Options”) may be “ incentive stock options” (“ ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “ Code”), or “non-qualified stock options” (“ NQSOs”). Restricted Stock Units (“ Restricted Stock Units”) may also be granted under the terms of the Plan. A Restricted Stock Unit is a right to receive Shares pursuant to the terms and conditions of the Plan. An “ Award” or “ Awards” means a grant made under this Plan in the form of Options or Restricted Stock Units.

2.   ELIGIBLE PERSONS

Every person who at the date of grant of an Award is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive Awards under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term “ Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “ employee” includes an officer or director who is an employee of the Company or an Affiliate. The term “ consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Awards granted pursuant to this Plan shall not exceed one million six hundred thousand (1,600,000) Shares. The Shares covered by the portion of any grant or Award under the Plan which expires unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION

(a)   The Plan shall be administered by either the Board of Directors of the Company (the “ Board”) or by a committee (the “ Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “ Administrator”). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act, the Committee shall, in the Board’s discretion, be comprised solely of “ non-employee directors” within the meaning of said Rule 16b-3. Notwithstanding the foregoing, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan. The Board may permit recipients or grantees of Awards to elect to defer any Award payment,   subject to Code Section 409A and such rules, regulations, procedures, and programs as it may establish. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award agreement.

(b)   Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Awards; (ii) to determine the fair market value of the Shares subject to Awards; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Awards shall be granted, and the number of shares subject to each Award; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Award granted (which need not be identical), including but not limited to, the time or times at which Awards shall be exercisable; (viii) with the consent of the awardee, to modify or amend any Award; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Award; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)   As a condition to any subsequent Award, the Administrator shall have the right, at its discretion, to require grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Administrator at the time the new Award is made. The Administrator shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award agreement to cause a forfeiture of the Award and/or the gain realized by a grantee on account of actions taken by the grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award agreement applicable to the grantee.

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(d)   All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT

(a)   No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

(b)   Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c)   The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

(d)   Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company or its Affiliates, but are not employees, directors or consultants at the date of approval, and the date of hire or retention shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1   Terms and Conditions to Which All Options Are Subject . All Options granted under this Plan shall be subject to the following terms and conditions:

6.1.1   Changes in Capital Structure . Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided , however , that the Company shall not be required to issue fractional shares as a result of any such adjustments and provided , further , that no adjustment shall be made hereunder due to a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification which occurs as a result of the anticipated merger with and into Conmed Healthcare Management Inc., a Delaware corporation. Each such adjustment shall be subject to approval by the Board in its sole discretion.

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6.1.2   Corporate Transactions . In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided , however , that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided , however , that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

6.1.3   Time of Option Exercise . Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the “ Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

6.1.4   Option Grant Date . The date of grant of an Option under this Plan shall be the date upon which the Administrator approves the grant.

6.1.5   Non-transferability of Option Rights . Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6   Payment . Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(a)   Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided , that , the fair market value (determined as set forth in Section 6.1.9) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

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(b)   Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided , that , the fair market value (determined as set forth in Section 6.1.9) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

6.1.7   Termination of Employment . If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “ Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided , however , that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “ employment” includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed terminated by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8   Other Provisions . Each Option granted under this Plan may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9   Determination of Value . For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(a)   “Fair market value” shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, however, if selling prices are not reported, the fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

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(b)   In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or similar line of business.

6.1.10   Option Term . Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “ Expiration Date”).

6.2   Terms and Conditions to Which Only NQSOs Are Subject . Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

6.2.1 Exercise Price .

(a)   Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than the fair market value (determined in accordance with Section 6.1.9) of the stock subject to the Option on the date of grant.

(b)   To the extent required by applicable laws, rules and regulations, the exercise price of an NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “ Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.3   Terms and Conditions to Which Only ISOs Are Subject . Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1   Exercise Price .

(a)   Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

(b)   The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

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6.3.2   Disqualifying Dispositions . If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “ disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3   Grant Date . If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4   Term . Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.   MANNER OF EXERCISE

(a)   An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.1.6 and Section 10. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b)   Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

8.1   Each Restricted Stock Unit granted under the Plan shall be evidenced by a written agreement between the Company and the grantee, which agreement shall comply with, and be subject to, the terms and conditions set forth in Section 8.1:

8.1.1   Number of Shares and Units . The Board shall determine the number of Restricted Stock Units to be awarded to a grantee pursuant to a Restricted Stock Unit Award, as well as the specific terms of any Restricted Stock Unit Award.

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8.1.2   Non-transferability . Except as set forth in 8.1.7, a grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Stock Units awarded to said grantee under this Plan, nor may such Restricted Stock Units be made subject to execution, attachment or similar process or otherwise be disposed of, whether by operation of law or otherwise (including but not limited to, by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order), until the Restricted Period (as defined below) shall have elapsed. The Board may also in its discretion impose such other restrictions and conditions on Restricted Stock Units awarded as it deems appropriate , including, without limitation, the imposition of provisions that will result in the forfeiture of Restricted Stock Units (or gains realized by a grantee) in the event the grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers. In determining the Restricted Period of an Award, the Board or Administrator may provide that the restrictions shall lapse with respect to specified percentages of the awarded units on successive anniversaries of the date of such Award or upon the satisfaction of such other conditions as the Board may impose. In no event shall the Restricted Period end with respect to a Restricted Stock Unit Award prior to the satisfaction by the grantee of any liability arising under Section 10 hereof. Any attempt to dispose of any Restricted Stock Units in contravention of any such restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Board may impose, are in effect is referred to as the “ Restricted Period .”

8.1.3   Certificates . Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or Administrator, the restrictions applicable to Restricted Stock Units shall lapse, and, unless otherwise provided in the agreement evidencing the Award, a stock certificate for the shares of Stock covered by such Restricted Stock Units shall be delivered, free of all such restrictions, to the grantee or the Beneficiary, as the case may be. Notwithstanding the foregoing, a grantee may elect to defer payment in the manner set forth by the Board and in accordance with Code Section 409A and subject to Section 12.2 hereof.

8.1.4   Termination . If the grantee’s continuous employment with the Company or an Affiliate shall terminate for any reason, other than death or permanent and total disability, prior to the expiration of the Restricted Period applicable to any Restricted Stock Units granted to such grantee, or prior to the satisfaction of any other conditions established by the Board or Administrator applicable to such Award, any such Restricted Stock Units then remaining subject to restrictions shall thereupon be forfeited by the grantee. Units forfeited pursuant to the preceding sentence shall be transferred to, and cancelled by, the Company without payment of any consideration by the Company, and neither the grantee nor any of the grantee’s successors, heirs, assigns or personal representatives shall thereafter have any rights or interests in such Units. If a grantee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the Restricted Period, the Restricted Stock Units then held may be transferred, in whole or in part, by the grantee, by the grantee’s personal representative or by the person to whom the Award is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the grantee or any longer period specified in the Award or by amendment thereof. For purposes of this Section 8.1.4, “ employment” includes service as a director or as a consultant. For purposes of this Section 8.1.4, a grantee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

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8.1.5   Rights as a Stockholder . A grantee or a transferee of a Restricted Stock Unit shall have no rights of stockholder with respect to any Share covered by the Restricted Stock Unit until the date of the issuance of a stock certificate for such shares, and then only with respect to shares subject to a Restricted Stock Unit Award which have vested..

8.1.6   Deferral Election . Each grantee of a Restricted Stock Unit Award shall be entitled to elect to defer all or a percentage of any Stock he or she may be entitled to receive upon the expiration of the Restricted Period. This election shall be made by giving notice in a manner and within the time prescribed by the Board and in compliance with Code Section 409A and subject to Section 12.2 hereof .

8.1.7   Changes in Capital Structure . If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in the number and class of shares of stock subject to this Plan and each Restricted Stock Unit Award outstanding under this Plan, provided , however , that the Company shall not be required to issue fractional shares as a result of any such adjustments and provided , further , that no adjustment shall be made hereunder due to a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification which occurs as a result of the anticipated merger with and into Conmed Healthcare Management Inc., a Delaware corporation. Each such adjustment shall be subject to approval by the Board in its sole discretion.

8.1.8   Dividend Equivalents . Dividend equivalents shall be credited in respect of Restricted Stock Units. Cash dividends shall be credited on behalf of the grantee of a Restricted Stock Unit Award to a deferred cash account (in a manner in compliance with Code Section 409A). Stock dividends shall be converted into additional Restricted Stock Units, which shall be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award, including the same vesting restrictions as the underlying Award.

8.1.9   Other Provisions . The Board shall have the authority (and the Restricted Stock Unit Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Unit Award on such terms and conditions as the Board may deem appropriate. The Restricted Stock Unit Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Board shall deem advisable.

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9.   EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Award granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any awardee’s employment or consulting at any time, nor confer upon any awardee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

10.   CONDITIONS UPON ISSUANCE OF SHARES

10.1   The Plan and the other obligations of the Company under the Plan and any agreement thereunder shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award as the Company may consider appropriate, and may require any grantee or awardee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

10.2   When a grantee, awardee or other person becomes entitled to receive Shares pursuant to the exercise of an Option or with respect to a Restricted Stock Unit upon the lapse of restrictions relating thereto, the Company shall have the right to require the grantee, awardee or such other person to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Board or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods: (a) tendering a cash payment, and (b) authorizing the Company to withhold from the Shares otherwise payable one or more of such shares having an aggregate fair market value (as set forth in Section 6.1.9), determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

11.   NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or restricted stock other than under the Plan.

12.   AMENDMENTS TO PLAN

12.1   The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an awardee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Awards except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

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12.2   I f at any time the Board determines that any Award may be subject to Code Section 409A, the Board shall have the right, in its sole discretion, and without a Participant’s prior consent, to amend the Plan or any Award as it may determine is necessary or desirable either for the Plan and Awards to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A, including the addition of conditions with respect to the vesting and/or the payment of the Awards.

13.   EFFECTIVE DATE OF PLAN; TERMINATION

This Plan shall become effective upon adoption by the Board; provided , however , that no Option shall be exercisable and no Restricted Stock Units shall be granted unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

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Exhibit E

PART B

PROCEDURE FOR EXERCISE OF APPRAISAL RIGHTS - IOWA

490.1320    NOTICE OF APPRAISAL RIGHTS.

1.    If proposed corporate action described in section 490.1302, subsection 1, is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that the shareholders are, are not, or may be entitled to assert appraisal rights under this part. If the corporation concludes that appraisal rights are or may be available, a copy of this part must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

2.    In a merger pursuant to section 490.1105, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within ten days after the corporate action became effective and include the materials described in section 490.1322.

490.1321   NOTICE OF INTENT TO DEMAND PAYMENT.

1.   If proposed corporate action requiring appraisal rights under section 490.1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares must do all of the following:

a.   Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

b.   Not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

2.   A shareholder who does not satisfy the requirements of subsection 1 is not entitled to payment under this part.

490.1322   APPRAISAL NOTICE AND FORM.

1.   If proposed corporate action requiring appraisal rights under section 490.1302, subsection 1, becomes effective, the corporation must deliver a written appraisal notice and form required by subsection 2, paragraph "a", to all shareholders who satisfied the requirements of section 490.1321. In the case of a merger under section 490.1105, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

2.   The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than ten days after such date and must do all of the following:

a.   Be accompanied by a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date, and that the shareholder did not vote for the transaction.

b.   State all of the following:

(1)   Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date shall not be earlier than the date for receiving the required form under subparagraph (2).

(2)   A date by which the corporation must receive the form, which date shall not be fewer than forty nor more than sixty days after the date the appraisal notice and form are sent under subsection 1, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

(3)   The corporation's estimate of the fair value of the shares.

(4)   That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten days after the date specified in subparagraph (2) the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

(5)   The date by which the notice to withdraw under section 490.1323 must be received, which date must be within twenty days after the date specified in subparagraph (2).

c.   Be accompanied by a copy of this division.

490.1323   PERFECTION OF RIGHTS — RIGHT TO WITHDRAW.

1.   A shareholder who receives notice pursuant to section 490.1322 and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to section 490.1322, subsection 2, paragraph "a". If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under section 490.1325. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in a case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph (2). Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection 2.

2.   A shareholder who has complied with subsection 1 may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph (5). A shareholder who fails to so withdraw from the appraisal process shall not thereafter withdraw without the corporation's written consent.

3.   A shareholder who does not execute and return the form and, in the case of certificated shares, deposit the shareholder's share certificates where required, each by the date set forth in the notice described in section 490.1322, subsection 2, shall not be entitled to payment under this division.

490.1324   PAYMENT.

1.   Except as provided in section 490.1325, within thirty days after the form required by section 490.1322, subsection 2, paragraph "b", subparagraph (2), is due, the corporation shall pay in cash to those shareholders who complied with section 490.1323, subsection 1, the amount the corporation estimates to be the fair value of their shares, plus interest.

2.   The payment to each shareholder pursuant to subsection 1 must be accompanied by all of the following:

a.   Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any.

b.   A statement of the corporation's estimate of the fair value of the shares, which estimate must equal or exceed the corporation's estimate given pursuant to section 490.1322, subsection 2, paragraph "b", subparagraph (3).

c.   A statement that shareholders described in subsection 1 have the right to demand further payment under section 490.1326 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment to the shareholder pursuant to subsection 1 in full satisfaction of the corporation's obligations under this chapter.

490.1325   AFTER-ACQUIRED SHARES.

1.   A corporation may elect to withhold payment required by section 490.1324 from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to section 490.1322, subsection 2, paragraph "a".

2.   If the corporation elects to withhold payment under subsection 1, it must within thirty days after the form required by section 490.1322, subsection 2, paragraph "b", subparagraph (2), is due, notify all shareholders who are described in subsection 1 regarding all of the following:

a.   Of the information required by section 490.1324, subsection 2, paragraph "a".

b.   Of the corporation's estimate of fair value pursuant to section 490.1324, subsection 2, paragraph "b".

c.   That they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 490.1326.

d.   That those shareholders who wish to accept such offer must notify the corporation of their acceptance of the corporation's offer within thirty days after receiving the offer.

e.   That those shareholders who do not satisfy the requirements for demanding appraisal under section 490.1326 shall be deemed to have accepted the corporation's offer.

3.   Within ten days after receiving the shareholder's acceptance pursuant to subsection 2, the corporation must pay in cash the amount it offered under subsection 2, paragraph "b", to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

4.   Within forty days after sending the notice described in subsection 2, the corporation must pay in cash the amount it offered to pay under subsection 2, paragraph "b", to each shareholder described in subsection 2, paragraph "e".

490.1326   PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

1.   A shareholder paid pursuant to section 490.1324 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 490.1324. A shareholder offered payment under section 490.1325 who is dissatisfied with that offer must reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

2.   A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection 1 within thirty days after receiving the corporation's payment or offer of payment under section 490.1324 or 490.1325, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

PACE HEALTH MANAGEMENT SYSTEMS, INC.
THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints John Pappajohn and Richard Turner, together as proxies and each with full power of substitution, to represent and to vote all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and common stock (each as applicable) of Pace Health Management Systems, Inc. (“Pace”), at the special meeting of stockholders of Pace to be held on March 13, 2007, at 10:00 a.m. eastern time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

AT LEAST A MAJORITY OF EACH CLASS OF THE COMPANY’S OUTSTANDING CAPITAL STOCK HAS AGREED TO VOTE IN FAVOR OF EACH OF THE ITEMS LISTED BELOW.

1.
Proposal 1: to approve the Plan of Recapitalization, including:

(i) reincorporation of Pace into the state of Delaware pursuant to the Merger Agreement;

(ii) changing the name of Pace from Pace Health Management Systems, Inc. to ConMed Healthcare Management, Inc;.

(iii) enacting a reverse stock split on a 1 for 20 basis, resulting in every 20 shares of outstanding Common Stock being exchanged for one share of Common Stock, thereby reducing the number of outstanding shares of Common Stock;

(iv) increasing the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares; and

(v) converting the Series A Preferred Stock (and the waiver of all accrued and unpaid dividends on the Series A Preferred Stock) into 4,584,196 shares of Common Stock on a post reverse split basis.

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

2.
Proposal 2:  to vote FOR ALL nominees listed below to Pace’s Board of Directors, EXCEPT as marked to the contrary below:

John Pappajohn
Richard Turner
Edward B. Berger

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name above.)

☐   FOR         ☐  AGAINST         ☐  ABSTAIN

3.
Proposal 3: to approve the 2007 Stock Option Plan Proposal- the adoption of the 2007 Stock Option Plan pursuant to which Pace has reserved 1,600,000 shares of common stock for issuance pursuant to the terms of such Plan.

☐   FOR         ☐  AGAINST         ☐  ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “ FOR” Proposals 1, 2,and 3.

Our board of directors believes that the Plan of Recapitalization as well as the other Proposals are fair to, and in the best interests of, all of our shareholders. Accordingly, our board of directors unanimously recommends that you vote “FOR” Proposals 1, 2, and 3.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our board of directors’ recommendations, just sign below. You need not mark any boxes.

Dated	2007

Signature of Shareholder

Signature of Shareholder (if held jointly)

NOTES:

1. Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

2. To be valid, the enclosed form of proxy for the special meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by 5:00PM, central time, on March 12, 2007 at the offices of our transfer agent, Wells Fargo Shareowner Services, P.O. Box 64875, St. Paul, MN 55164-0875

3. Returning the enclosed form of proxy will not prevent you from attending and voting in person at the special meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, CUT OFF, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY TO WELLS FARGO SHAREOWNER SERVICES